Ex 10.8

The securities offered hereby have not been and are not intended to be registered under the Securities Act of 1933, as amended (the “Act”) or under the securities laws of any state or other jurisdiction and are being offered and sold in reliance upon an exemption from registration under the Securities Act and exemptions from registration provided by such other securities laws and may not be transferred, assigned or resold except as permitted under the securities act and such other securities laws. The securities offered hereby are highly speculative and involve significant risks and should not be purchased by anyone who cannot afford the loss of the entire investment.

SUBSCRIPTION AGREEMENT

xG TECHNOLOGY, INC.

This SUBSCRIPTION AGREEMENT (the “Agreement”) is made and entered into as of the date set forth on the signature page hereto, by and between xG Technology, INC., a Delaware corporation (the “Company”) and the undersigned subscriber (the “Subscriber”).

WHEREAS, the Company’s purpose is to engage in the business described and referred to in Exhibit A – Summary Business Description attached hereto;

WHEREAS, the Company is engaging in a private placement of securities to one or more “accredited investors,” as such term is defined and used under the Federal securities laws (the “Investors”) and offering (the “Offering”) for sale and issuance notes and warrants as described herein;

WHEREAS, the Company has submitted to the Securities and Exchange Commission a first draft registration statement for confidential non-public review pursuant to the Jumpstart Our Business Startups Act enacted on April 5, 2012 in connection with a proposed public offering of xG Shares (as defined below) and listing on the NASDAQ Capital Market (“NASDAQ IPO”) and it is intended that, to the extent not converted, the principal amount and any accrued interest outstanding under the Note will be repaid out of the net proceeds of the NASDAQ IPO and a contemplated subsequent follow-on public offering;

WHEREAS, the Subscriber is willing to lend the Company the amounts set forth on the signature page hereto pursuant to the terms of this Agreement and a promissory note (a “Note”) convertible into shares of $0.01 each in the common stock of the Company (the “xG Shares”), all as more particularly described in the form of Note attached hereto as Exhibit B and to subscribe for warrants, in substantially the form attached hereto as Exhibit C (the “Warrants” and together with the Note, the “Interests”);

WHEREAS, the Company intends to use the net proceeds from the Offering for the purposes described and set forth in Exhibit D – Expected Use of Proceeds attached hereto; and

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WHEREAS, in order for the Subscriber to understand and appreciate the Company’s business and the risks associated therewith and with an investment in the Company, the Company has provided, and the Subscriber has read carefully, the information, disclosures and risk factors set forth in Article II – Subscriber’s Acknowledgement of Risk Factors herein.

NOW, THEREFORE, for and in consideration of the premises above, and the mutual representations, warranties, covenants, and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:

Article I.

SUBSCRIPTION, PURCHASE AND PAYMENT; CLOSING

Section 1.1.          Subscription for Interests. Subject to the right of acceptance of the Company set forth in Section 1.2 of this Agreement, the Subscriber hereby irrevocably tenders to the Company this subscription (this “Subscription”) to purchase (a) a Note at an aggregate subscription amount set forth on the signature page hereto and (b) a Warrant to acquire the number of shares set forth on the signature page hereto, by check or wire transfer of immediately available funds, to the account of the Company set forth on Schedule I hereto. The Subscriber understands that it will be required as a condition to acceptance of this Subscription to execute the Note and the Subscriber Questionnaire attached hereto as Exhibit E.

Section 1.2.          Acceptance of Subscription. The Company shall have the unilateral right to accept or reject all or any portion of the Subscriber’s proposed Subscription within thirty (30) days following the Subscriber’s execution and delivery of this Agreement and the other documents to be delivered in connection herewith. The Company may accept the Subscription and close on the sale of the Note and Warrant to the Subscriber without regard to whether the Company sells any other Notes in the Offering. In the event that the Company accepts such Subscription, (a) the Company shall countersign this Agreement indicating the portion of the Subscription which it has accepted, and (b) in the event the Company does not accept all or any portion of the Subscription, the Company shall return by check or wire transfer of immediately available funds to the Subscriber the funds received from such Subscriber (or such portion thereof not accepted by the Company). In the event that the Company rejects the Subscription, the Company shall have no further obligation to or liabilities with respect to the Subscriber.

Section 1.3.          Origination Fees. In consideration for the Subscription, the Company shall pay the Subscriber, or as it directs, an origination fee equal to 5% of the amount of the Subscription accepted by the Company (the “Origination Fee”). The Origination Fee shall be paid by the Company by check or wire transfer of immediately available funds to the Subscriber, or as it directs, on the date of Closing (as defined in Section 1.4 below).

Section 1.4.          Closing. In the event that the Company accepts all or any portion of the Subscriber’s proposed Subscription, the closing of the subscription and purchase of the Note and Warrants (the “Closing”) shall take place on the fifth business day immediately following the day upon which the Company accepts such Subscription. At the Closing: (i) the Company shall deliver completed and signed to the Purchaser the Note and the Warrants; (ii) the Company shall pay the origination fee as provided in Section 1.3 above; and (iii) the Company and the Subscriber shall execute and deliver any and all additional documents, certificates, consents and agreements necessary to effectuate the issue of the Note and the Warrants or to complete the transactions contemplated hereby.

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Article II.

SUBSCRIBER’S ACKNOWLEDGEMENT OF RISK FACTORS

An investment in the Interests offered hereby involves a high degree of risk. The Subscriber has reviewed and considered the risks and uncertainties described below and elsewhere in this Agreement before making an investment decision with respect to the Interests. The risk factors described below are not the only ones that the Company faces or that may relate to an investment in the Interests. Any of these risks, alone or in combination with other risks, could result in a material and adverse impact upon the business, financial condition, results of operations, or prospects of the Company. In such case, the value of the Interests could decline, and the Subscriber could lose part or all of his, her, or its investment in the Company.

References to “our” or “we” in this Article II (and the exhibits and schedules hereto) shall be read to refer to the Company.

Section 2.1.          Risks Related to the Note.

(a)          This Agreement and the Note do not contain any financial or negative covenants for the Company and only limited events of default. In comparison to the negative covenants that are imposed on us by our existing loan facility agreement with our parent company, MB Technology Holdings, LLC (“MBTH”), the Note is being issued without any financial covenants or negative covenants. As a result, there are no restrictions on our activities and the Company could perform poorly and that would not result in a breach of this Agreement or the Note. In addition, this Agreement and the Note contain only limited events of default other than our failure to pay principal and interest timely on the Note. Because there are no restrictions and limited events of default under this Agreement and the Note, we will not be restricted from issuing additional debt senior to, or pari passu with, your Note, including future debt secured by the assets of the Company, or be required to maintain any ratio of assets to debt or debt service ratio in order to increase the likelihood of timely payments to you under the Note. In the event that the Company issues additional debt that is senior to, or pari passu with, the Note, the Company may not have sufficient capital to repay the indebtedness represented by the Note.

(b)          Because we may prepay the Note at any time prior to its maturity, you may be subject to reinvestment risk. We have the right to prepay the Note at any time prior to its stated maturity upon 10 business days’ written notice to you. The Note would be redeemed at 100% of the unpaid and unconverted principal amount plus accrued but unpaid and unconverted interest up to but not including the prepayment date. Although we will be required to pay you six months’ interest on the unpaid and unconverted principal balance of this Note immediately prior to such prepayment if we prepay the Note in full before the six month anniversary of the issue date of the Note, any such prepayment may have the effect of reducing the income or return on investment that any Investor may receive on an investment in the Notes by reducing the term of the investment. If this occurs, you may not be able to reinvest the proceeds at an interest rate comparable to the rate paid on the Note.

(c)          The Company may not have sufficient cash flow to meet its debt service requirements. The Company is not currently revenue earning. In the event that the Company does not receive revenues, the Company may not be able to pay interest to the Subscriber and on its other indebtedness. The Company’s ability to make scheduled payments on the Note, or to refinance its debt, depends on its future operating and financial performance, which will be affected by its ability to implement successfully the Company’s business strategy as well as general economic, financial, competitive, regulatory, technical and other factors beyond its control. If in the future the Company cannot generate sufficient cash to meet its debt service requirements, the Company may, among other things, need to refinance all or a portion of its debt including the Note, obtain additional financing, delay planned capital expenditures or sell material assets. If the Company is not able to refinance its debt as necessary, obtain additional financing or sell assets on commercially reasonable terms or at all, the Company may not be able to satisfy its obligations with respect to its debt, including the Note. In that event, borrowings under other debt agreements or instruments that contain cross default or cross acceleration provisions may become payable on demand, and the Company may not have sufficient funds to repay all of the Company’s debts, including the Note.

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(d)          Repayment of the Note may depend on the Company completing a successful public offering in connection with the NASDAQ IPO and a subsequent follow-on public offering. It is intended that, to the extent not converted, the principal amount and any accrued interest outstanding on the Note will be repaid out of the net proceeds of the NASDAQ IPO and a contemplated subsequent follow-on public offering. There can be no assurances that our shares will be listed on the NASDAQ Capital Market and that any such public offering will take place. Therefore, if you subscribe for the Note, you may have to rely only on our cash flow from operations and other sources of funds for repayment of principal at maturity or redemption and for payment of interest when due. Our cash flow from operations could be impaired under the circumstances described under “—Risks Related to the Company”. If our cash flow from operations and other sources of funds are not sufficient to pay any amounts owed under the Note, then you may lose all or part of your investment.

(e)          Because the Note will have no collateral security or guarantee and because substantially all of our existing debt is secured, you may lose all or a part of your investment in the Note if we do not have enough cash to pay the Note. There is no collateral security or guarantee of our obligation to make payments on the Note. The Note is not secured by a security interest over any of our assets. However, substantially all of our existing indebtedness, which ranks pari passu with the Note, is secured by a security agreement in favour of MBTH. The total principal balance of indebtedness outstanding to MBTH as at December 19, 2012 was $16,238,504, with total accrued but unpaid interest of $1,104,944, for a total liability of $17,343,448. In the event of our bankruptcy, liquidation or dissolution, our assets would be available to make payments to you under the Note only after all payments had been made on all of our secured indebtedness and any unsecured indebtedness and other obligations that for the time being are senior to the Note. Sufficient assets may not remain after all such payments have been made to make any payments to you under the Note, including payments of interest when due or principal upon maturity. Therefore, if you subscribe for the Note, you may have to rely only on our cash flow from operations and other sources of funds for repayment of principal at maturity or redemption and for payment of interest when due. As noted, our cash flow from operations could be impaired under the circumstances described under “—Risks Related to the Company”. If our assets remaining after paying senior or secured indebtedness and our cash flow from operations and other sources of funds are not sufficient to pay any amounts owed under the Note, then you may lose all or part of your investment.

(f)          There is no market or liquidity for the Interests. The Subscriber should be aware that he, she, or it could be required to bear the financial risk of an investment in the Company for an indefinite period of time. There is no existing market for trading or selling the Interests, and there can be no assurance that such a market will ever develop, or that the Subscriber will have the ability, at any point in the future, to sell or trade the Interests. The Company has not agreed to and currently does not intend to create a market for the Interests. The Interests are subject to significant restrictions regarding sale or transfer both under their terms as well as under federal and state securities laws.

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Section 2.2.          Risks Related to the Company and our Business.

(a)          Because much of the Company’s potential success and value lies in its use of internally developed proprietary technology, if we fail to protect this technology, it could negatively affect the Company. Our success and ability to compete effectively are in large part dependent upon proprietary technology that we have developed internally. Given the rapid pace of innovation and technological change within the wireless and broadband industries, the technological and creative skill of our personnel, consultants and contractors and their ability to develop, enhance and market new products and upgrades to existing products are critical to the continued success of the Company. We rely primarily on patent laws to protect our proprietary rights. As of December 31, 2012, in the US, we have 41 patents granted, 20 patent applications pending, and 5 provisional applications pending and, internationally, we have 50 patents granted, 83 patent applications pending, and 10 provisional applications pending. There can be no assurance that patents pending or future patent applications will be issued or that, if issued, we would have the resources to protect any such issued patent from infringement. However, we cannot patent much of the technology that is important to our business. To date, we have relied on copyright, trademark and trade secret laws, as well as confidentiality procedures, non-compete and/or work for hire invention assignment agreements and licensing arrangements with our employees, consultants, contractors, customers and vendors, to establish and protect our rights to this technology and, to the best extent possible, control the access to and distribution of our technology, software, documentation and other proprietary information. Despite these precautions, it may be possible for a third party to copy or otherwise obtain and use this technology without authorization. Policing unauthorized use of this technology is difficult. There can be no assurance that the steps we take will prevent misappropriation of, or prevent an unauthorized third party from obtaining or using, the technology we rely on. In addition, effective protection may be unavailable or limited in some jurisdictions. Litigation may be necessary in the future to enforce or protect our rights.

(b)          Litigation could cause us to incur substantial costs, divert resources away from our daily business, subject us to significant liability for damages and invalidate its proprietary rights and which in turn could materially adversely affect our business and its ability to compete. Any potential intellectual property litigation also could force us to lose the opportunity to license its technology to others or to collect royalty payments based upon successful protection and assertion of its intellectual property against others and incur significant legal expenses.

(c)          We may be subject to claims of intellectual property infringement or invalidity. Expenses incurred with respect to monitoring, protecting, and defending our intellectual property rights could adversely affect our business. Competitors and others may infringe on our intellectual property rights, or may allege that we have infringed on theirs. Monitoring infringement and misappropriation of intellectual property can be difficult and expensive, and we may not be able to detect infringement or misappropriation of our proprietary rights. We may also incur significant litigation expenses in protecting our intellectual property or defending our use of intellectual property, reducing our ability to fund product initiatives. These expenses could have an adverse effect on our future cash flows and results of operations. If we are found to infringe on the rights of others we could be required to discontinue offering certain products or systems, to pay damages, or purchase a license to use the intellectual property in question from its owner. Litigation can also distract management from the day-to-day operations of the business.

(d)          We may in the future be subject to damaging and disruptive intellectual property litigation that could materially and adversely affect its business, results of operations and financial condition, as well as the continued viability of the Company. Although we believe that our technology does not currently infringe upon patents held by others, no assurance can be given that such infringements do not exist or will not exist in the future, particularly as the wireless technology industry has increasingly become characterized by vigorous protection and pursuit of intellectual property rights and positions, which has resulted in protracted and expensive litigation for many companies. Particularly as a public company, we expect that in the future we may receive communications from various industry participants alleging our infringement of their patents, trade secrets or other intellectual property rights.

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(e)          The intellectual property rights of others may prevent us from developing new products or entering new markets. The telecommunications industry is characterized by the rapid development of new technologies, which requires us to continuously introduce new products and expand into new markets that may be created. Therefore, our success depends in part on our ability to continually adapt our products and systems to incorporate new technologies and to expand into markets that may be created by new technologies. If technologies are protected by the intellectual property rights of others, including our competitors, we may be prevented from introducing new products or expanding into new markets created by these technologies. If the intellectual property rights of others prevent us from taking advantage of innovative technologies, our financial condition, operating results or prospects may be harmed.

(f)          Given the rapid technological change in our industry and our continual development of new products, we may be subject to infringement claims in the future. We may be unaware of filed patent applications and issued patents that could include claims covering our products. Parties making claims of infringement may be able to obtain injunctive or other equitable relief that could effectively block our ability to sell or supply our products or license our technology and could cause us to pay substantial royalties, licensing fees or damages. The defense of any lawsuit could divert management’s efforts and attention from ordinary business operations and result in time-consuming and expensive litigation, regardless of the merits of such claims. These outcomes may (i) stop us selling products or using technology that contains the allegedly infringing intellectual property; (ii) redesign those products that contain the allegedly infringing intellectual property; (iii) pay substantial damages to the party whose intellectual property rights we may be found to be infringing; (iv) result in the loss of existing customers or prohibit the acquisition of new customers; (v) cause us to attempt to obtain a license to the relevant intellectual property from third parties, which may not be available on reasonable terms or at all; (vi) materially and adversely affect our brand in the market place and cause a substantial loss of goodwill; (vii) cause our stock price to decline significantly, which could distract management; (viii) materially and adversely affect our liquidity, including its ability to pay debts and other obligations as they become due; or (ix) lead to our bankruptcy or liquidation.

(g)          Our customers could also become the target of litigation relating to the patent and other intellectual property rights of others. Any litigation relating to the intellectual property rights of others could trigger technical support and indemnification obligations in licenses or customer agreements that we may enter into. These obligations could result in substantial expenses, including the payment by us of costs and damages relating to claims of intellectual property infringement. In addition to the time and expense required for us to provide support or indemnification to our customers, any such litigation could disrupt the businesses of our customers, which in turn could hurt our relationships with such customers and cause the sale of our products to decrease. No assurance can be given that claims for indemnification will not be made, or that if made, such claims would not have a material adverse effect on our business, operating results or financial conditions.

(h)          We rely on key executive officers, and their knowledge of our business and technical expertise would be difficult to replace. We are highly dependent on our executive officers because of their expertise and experience in the telecommunications industry. We have three year employment agreements with our executive officers containing customary non-disclosure, non-compete, confidentiality and assignment of inventions provisions. We do not have “key person” life insurance policies for any of our officers. The loss of the technical knowledge and management and industry expertise of any of our key personnel could result in delays in product development, loss of customers and sales and diversion of management resources, which could adversely affect our operating results

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(i)          We may fail to recruit and retain qualified personnel. We expect to rapidly expand our operations and grow our sales, research and development and administrative operations. This expansion is expected to place a significant strain on our management and will require hiring a significant number of qualified personnel.  Accordingly, recruiting and retaining such personnel in the future will be critical to our success.  There is intense competition from other companies for qualified personnel in the areas of our activities. If we fail to identify, attract, retain and motivate these highly skilled personnel, we may be unable to continue our marketing and development activities, and this could have a material adverse effect on the Company’s business, financial condition, results of operations and future prospects.

(j)          If our technology does not work as well as planned or we are unsuccessful in developing and selling new products or in penetrating new markets its business and operating results would suffer. Our success and ability to compete are dependent on technology which we have developed or may develop in the future. There is a risk that the technology that we have developed or may develop in the future may not work as well as planned, or that the marketing of the technology may not be as successful as our hopes. Further, the markets in which we and our customers compete or plan to compete are characterized by constantly and rapidly changing technologies and technological obsolescence. Our ability to compete successfully depends on its ability to design, develop, manufacture, assemble, test, market and support new products and enhancements on a timely and cost effective basis to keep pace with market needs and satisfy the demands of customers. A fundamental shift in technologies in any of our target markets could harm its competitive position within these markets. Our failure to anticipate these shifts, to develop new technologies or to react to changes in existing technologies could materially delay its development of new products, which could result in product obsolescence, decreased revenue and a loss of customer wins to its competitors. The development of new technologies and products generally require substantial investment and can require long development and testing periods before they are commercially viable. we intend to continue to make substantial investments in developing new technologies and products and it is possible that that we may not successfully be able to develop or acquire new products or product enhancements that compete effectively within its target markets or differentiate its products based on functionality, performance or cost and that its new technologies and products will not result in meaningful revenue. Any delays in developing and releasing new or enhanced products could cause us to lose revenue opportunities and customers. Any technical flaws in products we release could diminish the innovative impact of the products and have a negative effect on customer adoption and its reputation. If we fail to introduce new products that meet the demands of its customers or target markets or do not achieve market acceptance, or if we fail to penetrate new markets, our revenue will not increase over time and its operating results and competitive position would suffer.

(k)          Defects or errors in our products and services or in products made by our suppliers could harm our brand and relations with our customers and expose us to liability. If we experience product recalls, we may incur significant expenses and experience decreased demand for our products. Our products are inherently complex and may contain defects and errors that are only detectable when the products are in use. Because our products are to be used for both personal and business purposes, such defects or errors could have a serious impact on our end customers, which could damage our reputation, harm our customer relationships and expose us to liability. Defects in our equipment, components or software, equipment failures or other difficulties could adversely affect our ability, and that of our customers, to ship products on a timely basis as well as customer or licensee demand for our products. Any such shipment delays or declines in demand could reduce our revenues and harm our ability to achieve or sustain desired levels of profitability. We and our customers may also experience component or software failures or defects that could require significant product recalls, rework and/or repairs that are not covered by warranty reserves.

(l)          Computer malware, viruses, hacking and phishing attacks could harm our business and results of operations. Computer malware, viruses, and computer hacking and phishing attacks have become more prevalent in our industry, and may occur on our systems in the future. Though it is difficult to determine what, if any, harm may directly result from any specific interruption or attack, any failure to maintain performance, reliability, security, and availability of our products and technical infrastructure to the satisfaction of our users may harm our reputation and our ability to attract and retain customers.

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(m)          If we do not effectively manage changes in our business, these changes could place a significant strain on our management and operations. Our ability to grow successfully requires an effective planning and management process. The expansion and growth of our business could place a significant strain on our management systems, infrastructure and other resources. To manage our growth successfully, we must continue to improve and expand our systems and infrastructure in a timely and efficient manner. Our controls, systems, procedures and resources may not be adequate to support a changing and growing company. If our management fails to respond effectively to changes and growth in our business, including acquisitions, this could have a material adverse effect on the Company’s business, financial condition, results of operations and future prospects.

(n)          We have a history of operating losses and we expect to continue to realize net losses for at least the next 12 months. We have only recently begun to implement the commercialization phase of our business strategy and have recently introduced our first product, xMax®. We have recorded a net loss in each reporting period since our inception. Our net loss in the year ended December 31, 2011 was approximately $15,668,000. Our accumulated deficit at September 30, 2012 was approximately $118,614,000. The Company began its research and development activities in 2002, and has had significant net losses and will likely continue to incur net losses until we can successfully commercialize our products and technology. The Company expects to continue to have development costs as it develops the next generation of products. We intend to invest significantly in our business before we expect cash flow from operations will be adequate to cover our anticipated expenses. In addition, at this stage of our development we are subject to the following risks:

•	our results of operations may fluctuate significantly, which may adversely affect the value of an investment in our common stock;

•	we may be unable to develop and commercialize our products; and

•	it may be difficult to forecast accurately our key operating and performance metrics because of our limited operating history.

(o)          We may require additional capital in the future to develop new products. If we do not obtain any such additional financing, if required, our business prospects, financial condition and results of operations will be adversely affected. We may require additional capital in the future to develop new products. We believe that the proceeds of this Offering and revenues from operations will be sufficient to satisfy our needs for at least the next 12 months. We may need to obtain significant additional financing, both in the near and long term, to make planned capital expenditures, cover operating expenses and fund our ongoing development. We may not be able to secure adequate additional financing when needed on acceptable terms, or at all. To execute our business strategy, we may issue additional equity securities in public or private offerings, potentially at a price lower than the market price of our common stock at the time of such issuance. If we cannot secure sufficient additional funding we may be forced to forego strategic opportunities or delay, scale back and eliminate future product development.

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(p)          Our Directors, Officers And Other Creditors Have Interests That May Conflict With Yours. Our officers, directors and certain of our creditors collectively have beneficial ownership of significant amounts of our common stock. Through that ownership and as officers and directors, such persons are able to influence or determine the management and policies of the Company. The interests of such persons, in their capacities as creditors, shareholders, or both, may differ significantly from the interest of other investors. In particular, the interests of secured creditors may conflict with the interests of holders of the Notes, as secured creditors may be entitled to receive repayment of our indebtedness to them regardless of whether we generate sufficient cash to repay the Notes. Conversely, the interests of our shareholders may conflict with the interests of holders of the Notes, as shareholders’ entitlement to distributions is subordinate to the rights of holders of the Notes. These conflicts are mitigated, though not eliminated, by the fact that any creditor that also owns shares of our common stock stands on both sides with respect to the holders of the Notes: such a creditor holds both interests that are secured, and interests that are subordinate to the interests of holders of the Notes. Also, as officers and directors, such persons are subject to the fiduciary duties imposed by generally applicable corporation law.

Section 2.3.          Risks Related to our industry.

(a)          Our industry is subject to rapid technological change, and we must make substantial investments in new products, services and technologies to compete successfully. New technological innovations generally require a substantial investment before they are commercially viable. We intend to continue to make substantial investments in developing new products and technologies, and it is possible that our development efforts will not be successful and that our new technologies will not result in meaningful revenues. Our future success will depend on our ability to continue to develop and introduce new products, technologies and enhancements on a timely basis. Our future success will also depend on our ability to keep pace with technological developments, protect our intellectual property, satisfy customer requirements, meet customer expectations, price our products and services competitively and achieve market acceptance. The introduction of products embodying new technologies and the emergence of new industry standards could render our existing products and technologies, and products and technologies currently under development, obsolete and unmarketable. If we fail to anticipate or respond adequately to technological developments or customer requirements, or experience any significant delays in development, introduction or shipment of our products and technologies in commercial quantities, demand for our products and our customers’ and licensees’ products that use our technologies could decrease, and our competitive position could be damaged.

(b)          Our industry is highly competitive and we may not be able to compete effectively. The communications industry is highly competitive, rapidly evolving, and subject to constant technological change. We expect that new competitors are likely to join existing competitors. Many of our competitors may be larger and have greater financial, technical, operational, marketing and other resources and experience than we do. In the event that a competitor expends significant resources we may not be able to successfully compete. In addition, the pace of technological change makes it impossible for us to predict whether we will face new competitors using different technologies to provide products. If our competitors were to provide better and more cost effective products than our products we may not be able to capture any significant market share.

(c)          Regulation of Voice over Internet Protocol (“VoIP”) services is developing and therefore uncertain, and future legislative, regulatory or judicial actions could adversely affect our business. VoIP services have developed in an environment largely free from government regulation. However, the United States and other countries have begun to assert regulatory authority over VoIP and are continuing to evaluate how VoIP will be regulated in the future. Both the application of existing rules to the Company and its prospective customers and the effects of future regulatory developments are uncertain. Future legislative, judicial or other regulatory actions could have a negative effect on the Company’s business. In addition, future regulatory developments could increase the Company’s cost of doing business and limit its growth.

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(d)          Changes in current laws or regulations or the imposition of new laws or regulations could impede the sale of our products or otherwise harm our business. Although our products are frequency agnostic (i.e., they are capable of operating at any frequency) our products have been designed to be optimized for operation in the 902-928MHz band, which is presently a spectrum that is not licensed in the United States. Changes in current laws or regulations or the imposition of new laws and regulations in the United States or elsewhere regarding the usage of unlicensed spectrum may materially and adversely impact the sale of our products and its business, financial condition and results of operations.

(e)          Compliance with environmental, import and export, health and safety laws and regulations, including new regulations requiring higher standards, may increase our costs, limit our ability to utilize supply chains, and force design changes to our products. These changes could reduce the net realizable value of our products, which would result in an immediate charge to our consolidated income statements. Non-compliance could negatively impact our operations and financial position as a result of fines, penalties, and the cost of mandated remediation or delays to our manufacturing.

(f)          If wireless devices pose safety risks, the Company may be subject to new regulations, and demand the Company’s products and those of its licensees and customers may decrease. Concerns over the effects of radio frequency emissions, even if unfounded, may have the effect of discouraging the use of wireless devices, which may decrease demand the Company’s products and those of the Company’s licensees and customers. In recent years, the FCC and foreign regulatory agencies have updated the guidelines and methods they use for evaluating radio frequency emissions from radio equipment, including wireless phones and other wireless devices. In addition, interest groups have requested that the FCC investigate claims that wireless communications technologies pose health concerns and cause interference with airbags, hearing aids and medical devices. Concerns have also been expressed over the possibility of safety risks due to a lack of attention associated with the use of wireless devices while driving. Any legislation that may be adopted in response to these expressions of concern could reduce demand for the Company’s products and those of its licensees and customers in the United States as well as foreign countries.

Section 2.4.          Risks Related to our market.

(a)          We may experience a decrease in market demand due to uncertain economic conditions in the United States and in international markets, which has been further exacerbated by the concerns of terrorism, war and social and political instability. Economic growth in the United States and international markets has slowed significantly and the United States economy has recently been in a recession and experienced considerable volatility. The timing of a full economic recovery is uncertain and the future economic environment may continue to be unfavorable. In addition, the terrorist attacks in the United States and turmoil in the Middle East have increased the uncertainty in the United States economy and may contribute to a decline in economic conditions, both domestically and internationally. Terrorist acts and similar events, or war in general, could contribute further to a slowdown of the market demand for goods and services, including demand for our products. If the economy declines as a result of the recent economic, political and social turmoil, or if there are further terrorist attacks in the United States or elsewhere, the growth of our business and results of operations may be severely adversely affected.

(b)          Recent global economic trends could adversely affect our business, liquidity and financial results. Recent global economic conditions, including a disruption of financial markets, could adversely affect us, primarily through limiting our access to capital. In addition, the continuation or worsening of general market conditions in economies important to our businesses may adversely affect our clients’ level of spending and ability to obtain financing, leading to us being unable to generate the levels of sales that we require. Current and continued disruption of financial markets could have a material adverse effect on the Company’s business, financial condition, results of operations and future prospects.

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(c)          Demand for our defense-related products depends on government spending. The U.S. military market is largely dependent upon government budgets, particularly the defense budget. The funding of government programs is subject to Congressional appropriation. Although multi-year contracts may be authorized in connection with major procurements, Congress generally appropriates funds on a fiscal year basis even though a program may be expected to continue for several years. Consequently, programs are often only partially funded and additional funds are committed only as Congress makes further appropriations. No assurance can be given that an increase in defense spending will be allocated to programs that would benefit our business. A decrease in levels of defense spending or the government's termination of, or failure to fully fund, one or more of the contracts for which our products may be utilized could have a material adverse effect on our financial position and results of operations.

(d)          Our failure to obtain and maintain required certifications could impair our ability to bid on defense contracts. In order for us to participate in certain government programs we could be required to maintain quality certification and to meet production standards in order to be eligible to bid on government contracts. If we fail to maintain these certifications or any additional certification which may be required, we will be ineligible to bid for contracts which may impair our financial operations and consequently, our ability to continue in business.

(e)          To the extent that we subcontract work under our contracts, any failures by our subcontractors could impair our relations with the contracting agencies. We may use subcontractors to perform work or provide materials for contracts that we may secure and we may become dependent upon the subcontractors to meet the quality and delivery requirements of the contracting agency. To the extent that the products or services provided by the subcontractors do not meet the required specifications or are delivered late, the contract may be terminated by the U.S. government for default. Such a default could result in our disqualification from bidding on contracts, which could adversely affect our financial operations.

Section 2.5.          Risks Related to the xG Shares. In the event that the Subscriber converts the Note to xG Shares or the Subscriber exercises its subscription rights under the Warrants, the Subscriber would be subject to the following risks.

(a)          Our insiders and affiliated parties beneficially own a significant portion of our stock. As of November 30, 2012, our executive officers, directors and affiliated parties beneficially own approximately 77.9% of our outstanding common stock. As a result, our executive officers, directors and affiliated parties will have significant influence to:

•	elect or defeat the election of our directors;

•	amend or prevent amendment of our articles of incorporation or bylaws; and

•	effect or prevent a merger, sale of assets or other corporate transaction.

In addition, sales of significant amounts of shares held by our directors and executive officers, or the prospect of these sales, could adversely affect the valuation of our Company.

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(b)          Exercise of options and warrants or conversion of convertible securities may have a dilutive effect on your percentage ownership. Exercise or conversion of any other warrants, options or any other convertible securities would result in dilution in the percentage of ownership of Investors if they elected to convert their Notes into xG Shares or exercise their subscription rights under the Warrants.  Further, any additional financing that we secure may require the granting of rights, preferences or privileges senior to, or pari passu with, those of our common stock and would result in additional dilution of the existing ownership interests of our common stockholders.

(c)          If we require additional capital, we may not be able to obtain additional financing on favorable terms or at all. The Company may need to pursue additional financing in the future to finance the development of new products or enhancements or respond to new competitive pressures or pay extraordinary expenses such as litigation settlements or judgments. Because of our past significant losses and limited tangible assets, we do not fit traditional credit lending criteria, which, in particular, could make it difficult for us to obtain loans or to access the capital markets. In addition, the credit documentation for the earlier financing from MBTH contains affirmative and negative covenants that affect, and may significantly limit or prohibit, among other things, our ability to incur indebtedness and create liens or other encumbrances and operate our business. If we do raise additional funds by obtaining loans from third parties, the terms of those financing arrangements may also include negative covenants or other restrictions on our business that could impair our operational flexibility, and would also require us to incur interest expense. If additional financing is not available, or available only on terms that are not acceptable to us, we may be unable to fund the development and expansion of our business, attract qualified personnel, promote our brand name, take advantage of business opportunities, respond to competitive pressures or pay extraordinary expenses and may have to scale back operations or limit business activities. Any of these events may harm our business. Also, if we raise funds by issuing additional common stock or securities convertible into common stock, our shareholders may experience dilution, which may be significant, to their ownership interest in the Company. If we raise funds by issuing shares of a different class or by issuing debt, the holders of such different classes of shares or debt securities may have rights senior to the rights of the Subscriber and other current shareholders.

(d)          We currently have a limited trading volume, which results in higher price volatility for, and reduced liquidity of, our common stock. If and when a larger trading market for our common stock develops, the market price of our common stock is still likely to be highly volatile and subject to wide fluctuations, and you may be unable to resell your shares at or above the price at which you acquired them and, as a shareholder of the Company, you could incur substantial losses. Our shares of common stock are currently listed on the AIM market. There has been limited trading in our common stock and there can be no assurance that an active trading market will develop or be maintained. Active trading markets generally result in lower price volatility and more efficient execution of buy and sell orders. The absence of an active trading market increases price volatility and reduces the liquidity of our common stock. As long as this condition continues, the sale of a significant number of shares of common stock at any particular time could be difficult to achieve at the market prices prevailing immediately before such shares are offered. In the event that an active trading market does not develop, the price of our common stock may not be a reliable indicator of the Company’s fair value. Securities markets experience significant price and volume fluctuations. This market volatility, as well as general economic conditions, could cause the market price of our common stock to fluctuate substantially. The trading price of our common stock and the price which shareholders may realize for their common stock has been, and is likely to continue to be, highly volatile and could be subject to wide fluctuations in price in response to various factors, some of which are beyond our control. These factors include (but are not limited to): (i) the performance of our operations; (ii) any shortfall in revenue or increase in losses from levels expected; (iii) changes in our earnings or variations in operating results or those of comparable companies; (iv) announcements by us or our competitors of acquisitions, new products or services, significant contracts or orders, commercial relationships or capital commitments; (v) our ability to develop and market new and enhanced products on a timely basis; (vi) fluctuations in the economic performance or market valuations of companies perceived by investors to be comparable to us; (vii) large purchases or sales of common stock of the Company and liquidity (or absence thereof) in the shares of common stock of the Company; (viii) any major change in our board of directors or management; (ix) commencement of or our involvement in litigation; (x) disruption to our operations; (xi) changes in legislation or regulations; (xii) developments in the cognitive radio and mobile VoIP and broadband industries as a whole; and (xiii) developments in the financial markets and general worldwide or regional economic conditions and other external factors. These trading price fluctuations may also make it more difficult for us to use our common stock as a means to make acquisitions or to use options to purchase our common stock to attract and retain employees. In addition, in the past, following periods of volatility in the overall market and the market price of a company’s securities, securities class action litigation has often been instituted against these companies. This litigation, if instituted against us, could result in substantial costs and a diversion of our management’s attention and resources.

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(e)          There can be no assurances that our shares will be listed on the NASDAQ Capital Market and, if they are, our shares will be subject to potential delisting if we do not meet or continue to maintain the listing requirements of the NASDAQ Capital Market. We are in the process of applying to list the shares of our common stock on the NASDAQ Capital Market (hereafter, “NASDAQ”).  An approval of our listing application by NASDAQ will be subject to, among other things, our fulfilling all of the listing requirements of NASDAQ. In addition, NASDAQ has rules for continued listing, including, without limitation, minimum market capitalization and other requirements. Failure to maintain our listing or de-listing from NASDAQ or AIM could make it more difficult for shareholders to dispose of our common stock and more difficult to obtain accurate quotations on our common stock. This could have an adverse effect on the price of our common stock. Our ability to issue additional securities for financing or other purposes, or otherwise to arrange for any financing we may need in the future, may also be materially and adversely affected if our common stock is not traded on a national securities exchange.

(f)          In the event that our common stock is delisted from NASDAQ U.S. broker-dealers may be discouraged from effecting transactions in shares of our common stock because they may be considered penny stocks and thus be subject to the penny stock rules. The SEC has adopted a number of rules to regulate “penny stock” that restrict transactions involving stock which is deemed to be penny stock. Such rules include Rules 3a51-1, 15g-1, 15g-2, 15g-3, 15g-4, 15g-5, 15g-6, 15g-7, and 15g-9 under the Securities and Exchange Act of 1934, as amended. These rules may have the effect of reducing the liquidity of penny stocks. “Penny stocks” generally are equity securities with a price of less than $5.00 per share (other than securities registered on certain national securities exchanges or quoted on the NASDAQ Stock Market if current price and volume information with respect to transactions in such securities is provided by the exchange or system). Our securities have in the past constituted, and may again in the future constitute, “penny stock” within the meaning of the rules. The additional sales practice and disclosure requirements imposed upon U.S. broker-dealers may discourage such broker-dealers from effecting transactions in shares of our common stock, which could severely limit the market liquidity of such shares and impede their sale in the secondary market.

A U.S. broker-dealer selling penny stock to anyone other than an established customer or “accredited investor” (generally, an individual with net worth in excess of $1,000,000 or an annual income exceeding $200,000, or $300,000 together with his or her spouse) must make a special suitability determination for the purchaser and must receive the purchaser’s written consent to the transaction prior to sale, unless the broker-dealer or the transaction is otherwise exempt.  In addition, the “penny stock” regulations require the U.S. broker-dealer to deliver, prior to any transaction involving a “penny stock”, a disclosure schedule prepared in accordance with SEC standards relating to the “penny stock” market, unless the broker-dealer or the transaction is otherwise exempt.  A U.S. broker-dealer is also required to disclose commissions payable to the U.S. broker-dealer and the registered representative and current quotations for the securities.  Finally, a U.S. broker-dealer is required to submit monthly statements disclosing recent price information with respect to the “penny stock” held in a customer’s account and information with respect to the limited market in “penny stocks”.

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Stockholders should be aware that, according to SEC, the market for “penny stocks” has suffered in recent years from patterns of fraud and abuse. Such patterns include (i) control of the market for the security by one or a few broker-dealers that are often related to the promoter or issuer; (ii) manipulation of prices through prearranged matching of purchases and sales and false and misleading press releases; (iii) “boiler room” practices involving high-pressure sales tactics and unrealistic price projections by inexperienced sales persons; (iv) excessive and undisclosed bid-ask differentials and markups by selling broker-dealers; and (v) the wholesale dumping of the same securities by promoters and broker-dealers after prices have been manipulated to a desired level, resulting in investor losses. Our management is aware of the abuses that have occurred historically in the penny stock market. Although we do not expect to be in a position to dictate the behavior of the market or of broker-dealers who participate in the market, management will strive within the confines of practical limitations to prevent the described patterns from being established with respect to our securities.

(g)          Our management will have broad discretion over the use of proceeds from Offering and may not use them effectively. Our management will have broad discretion in the application of the net proceeds of the Offering, including for any of the purposes described in Exhibit D hereto entitled “Expected Use of Proceeds.” The proceeds may be used for corporate purposes that do not increase our operating results or market value. The failure by our management to apply these funds effectively could harm our business. Pending their use, we may invest the net proceeds from this offering in short-term, investment-grade, interest-bearing securities. These investments may not yield a favorable return to our stockholders.

(h)          We have not paid dividends in the past and do not expect to pay dividends for the foreseeable future, and any return on investment may be limited to potential future appreciation on the value of our common stock. We currently intend to retain any future earnings to support the development and expansion of our business and do not anticipate paying cash dividends in the foreseeable future. Our payment of any future dividends will be at the discretion of our board of directors after taking into account various factors, including without limitation, our financial condition, operating results, cash needs, growth plans and the terms of any credit agreements that we may be a party to at the time. To the extent we do not pay dividends, our stock may be less valuable because a return on investment will only occur if and to the extent our stock price appreciates, which may never occur. In addition, investors must rely on sales of their common stock after price appreciation as the only way to realize their investment, and if the price of our stock does not appreciate, then there will be no return on investment. Investors seeking cash dividends should not purchase our common stock.

(i)          Application of US law. The Company is incorporated under the laws of the state of Delaware and the rights of shareholders are governed by the Delaware General Corporation Law and by our Amended and Restated Certificate of Incorporation and Bylaws. Those shareholder rights may differ from the typical rights of shareholders in the United Kingdom and other jurisdictions. In addition, the common stock of the Company is not currently listed on any United States Stock Exchange and, for this reason, certain investor protection rules afforded by the Securities Act will not apply with respect to us. As our principal place of business is in Florida and certain contracts of the Company are governed by Florida law, provisions of Florida law may affect us.

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(j)          The requirements of being a U.S. public company may strain our resources and divert management’s attention. If we complete the NASDAQ IPO, as a U.S. public company, we will be or become subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (“Exchange Act”), the Sarbanes-Oxley Act, the Dodd-Frank Act, the listing requirements of NASDAQ, and other applicable securities rules and regulations. Compliance with these rules and regulations will increase our legal and financial compliance costs, make some activities more difficult, time-consuming, or costly, and increase demand on our systems and resources. The Exchange Act requires, among other things, that we file annual and current reports with respect to our business and operating results.

As a result of disclosure of information in this prospectus and in filings required of a public company, our business and financial condition will become more visible, which we believe may result in threatened or actual litigation, including by competitors and other third parties. If such claims are successful, our business and operating results could be harmed, and even if the claims do not result in litigation or are resolved in our favor, these claims, and the time and resources necessary to resolve them, could divert resources of our management and harm our business and operating results.

Section 2.6.          Forward Looking Statements. Statements, disclosures, or information in this Agreement or provided by or on behalf of the Company to the Subscriber relating to the Company, including our business, strategies, products, competitive environment, properties, regulation, plans, financial condition, results of operations and/or prospects, or the Offering, may contain Forward Looking Statements, assessments, estimates, or projections (collectively, “Forward Looking Statements”). Forward Looking Statements may be identified by the use of words such as “plans”, “anticipates”, “expects”, “intends”, “estimates”, “believes”, “may”, “will”, “should”, “could”, “potential”, “future”, “believes” and “estimates,” and/or similar expressions, as well as statements in future tense, or may be identified by context or perspective. Forward Looking Statements are subject to numerous assumptions, and involve numerous risks and uncertainties, many of which are beyond the Company’s ability to control, that could cause actual results, performance, or achievements to differ materially from those expected or anticipated. Factors that could contribute to these differences or variations include those discussed in this Article II and elsewhere in this Agreement, including the exhibits and schedules hereto. Although all Forward Looking Statements in this Agreement regarding the Company or the Offering are based on current beliefs and expectations, have been made in good faith by the Company, and are believed to be reasonable under the circumstances and at the time made, the Company makes no representation or warranty, and gives no promise or assurance, regarding any Forward Looking Statement. We assume no obligation to update forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information, except to the extent required by applicable securities laws. If we do update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements. The inclusion of any item in a risk factor shall not be deemed an admission of liability. You should not put undue reliance on any forward-looking statements.

Article III.

Representations of Subscriber.

The Offering by the Company is intended to be exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(2) of the Securities Act and/or the provisions of Regulation D promulgated thereunder (“Regulation D”) or Regulation S promulgated thereunder (“Regulation S”). In furtherance thereof and as a material inducement for the Company to enter into this Agreement and to accept the Subscriber’s subscription for the Interests, the Subscriber hereby represents and warrants to the Company as follows:

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Section 3.1.          Accredited Investor. The Subscriber is an “accredited investor” as defined in Rule 501 of Regulation D and is a sophisticated investor by virtue of Subscriber’s education, training and numerous prior investments made on Subscriber’s own behalf or through entities which Subscriber controls. The Subscriber is knowledgeable and experienced in financial and business matters and is capable of evaluating the merits and risks of an investment in the Interests and has the capacity to protect Subscriber’s own interests in connection with the purchase of the Interests, either alone or in conjunction with Subscriber’s professional advisors, who are unaffiliated with and who are not compensated, directly or indirectly, by the Company or any affiliate of the Company. All information which the Subscriber has provided to the Company concerning Subscriber and Subscriber’s financial position including, without limitation, the information set forth on the Subscriber Questionnaire attached hereto as Exhibit E and executed by the Subscriber in connection herewith (the “Subscriber Questionnaire”), is correct and complete. The Subscriber agrees to notify the Company promptly following any change that may cause any answer, statement or information set forth herein or in the attachments hereto to be untrue or misleading in any material respect. The Subscriber can bear the economic risk of Subscriber’s investment in the Company including the loss of the Subscriber’s entire investment in the Company.

Section 3.2.          Access to Information. The Subscriber has fully read this Agreement, including Article II, and all of the exhibits to this Agreement which describe certain material information concerning the Company. The Subscriber has had an opportunity to perform its own investigation of the Company and the Company has made available to the Subscriber all information about the Company necessary to enable the Subscriber to evaluate the risks and merits of an investment in the Company. The Subscriber has received all information which Subscriber has requested regarding the Company and its current and proposed business and operations, including the development of the business, and the Subscriber has been given reasonable opportunity to speak and meet with representatives of the Company for the purpose of asking questions of, and receiving answers from, such representatives concerning the foregoing and an investment in the Company, and the Company has responded to all such questions and inquiries to the satisfaction of the Subscriber. The Subscriber is aware of the highly speculative nature of an investment in the Company, and the significant risks involved therein. No statements, printed material or other information that is contrary to the information contained in this Agreement or the other agreements included herein has been given or made by or on behalf of the Company to the Subscriber. The Subscriber is not subscribing for the Interests as a result of or subsequent to any advertisement, article, notice or other publicity, solicitation or communication published or provided in any newspaper, magazine, newsletter or similar media or broadcast over television, radio or the Internet, or presented at any conference, seminar or meeting to which the public was invited.

Section 3.3.          Purchase for Own Account. The Interests the Subscriber is acquiring are being acquired for the Subscriber’s own account for investment only and not with a view to sale or resale, distribution or fractionalization of the Interests in violation of federal or state securities laws (collectively the “Securities Laws”). The Subscriber believes an investment in the Interests is suitable and appropriate for the Subscriber and Subscriber (a) is able to bear the economic risk and lack of liquidity in the Company, (b) has no need for liquidity of an investment in the Company and (c) is able to bear the risk of loss of the entire investment in the Company. The Subscriber will not resell or offer to resell the Interests, or any portion thereof, except in accordance with the terms of this Agreement, the Note and in compliance with all applicable Securities Laws. Furthermore, prior to any resale of the Interests by the Subscriber, the Subscriber shall provide the Company with an opinion of counsel acceptable to the Company in its sole discretion and in a form acceptable to the Company in its sole discretion, that any such proposed sale is in compliance with the Securities Laws or an exemption therefrom.

Section 3.4.          Restricted Securities. The Subscriber understands that the Interests have not been registered pursuant to the provisions of the Securities Laws and that the purchase of the Interests is taking place in a transaction not involving a public offering and that the Company does not intend to register the Interests. The Subscriber understands that Subscriber has no right to request, and the Company is under no obligation, to register the Interests under any of the Securities Laws.

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Section 3.5.          Legends. The Subscriber understands that certificates evidencing the Interests, if any, will bear any legend required by the Securities Laws or any other applicable laws.

Section 3.6.          Accuracy of Disclosures. All of the information supplied by the Subscriber to the Company in connection with the acquisition of the Interests (including, without limitation, the information set forth in the Subscriber Questionnaire), and the representations of the Subscriber contained in this Agreement, are true and complete, and do not contain any statement which, at the time and in light of the circumstances under which they were made, were false or misleading with respect to any material fact, and do not omit to state any material fact required to be stated in order to make the statements made not false or misleading.

Section 3.7.          Subscriber Questionnaire. The Company may only accept subscriptions from persons who meet certain suitability standards. In furnishing the information set forth in the Subscriber Questionnaire, the Subscriber hereby acknowledges that the Company will be relying thereon in determining, among other things, whether there are reasonable grounds to believe that the Subscriber qualifies as an acquirer of securities under Section 4(2) of the Securities Act, Regulation D or Regulation S, among other qualifications. The statements and information set forth in the Subscriber Questionnaire are true, correct and complete in all respects.

Section 3.8.          Validity; Binding Effect. The Subscriber has the full power and authority to execute and deliver this Agreement and the other agreements being executed and delivered by the Subscriber in connection herewith and to perform Subscriber’s obligations hereunder and thereunder. The Subscriber has taken all actions required by law to authorize Subscriber’s execution and delivery of this Agreement and the other agreements being executed and delivered by the Subscriber in connection herewith and all transactions contemplated hereunder and thereunder. If Subscriber is an entity, the person or persons executing this Agreement and the other agreements being executed and delivered by the Subscriber in connection herewith on Subscriber’s behalf and all agreements and instruments authorized hereby or thereby are duly authorized to do so. This Agreement and the other agreements being executed and delivered by the Subscriber in connection herewith are valid and binding agreements of the Subscriber and are enforceable against the Subscriber in accordance with their terms. Neither the execution or delivery of this Agreement or the other agreements being executed and delivered by the Subscriber in connection herewith nor the performance of any transactions contemplated hereunder or thereunder conflict with or constitute a default under any instruments governing the Subscriber, any law, rule, regulation or order, or any agreement to which the Subscriber is a party or by which the Subscriber is bound.

Section 3.9.          Anti-Money Laundering Matters. Subscriber acknowledges that the Company seeks to comply with all applicable anti-money laundering laws and regulations. In furtherance of these efforts, the Subscriber represents, warrants and agrees that: (i) no part of the funds used by the Subscriber to acquire the Interests or to satisfy its capital commitment obligations with respect thereto has been, or shall be, directly or indirectly derived from, or related to, any activity that may contravene United States federal or state or non-United States laws or regulations, including anti-money laundering laws and regulations and (ii) no subscription, contribution or payment to the Company by the Subscriber and no distribution to the Subscriber shall cause the Company to be in violation of any applicable anti-money laundering laws or regulations including, without limitation, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001 and the United States Department of the Treasury Office of Foreign Assets Control regulations. The Subscriber acknowledges and agrees that, notwithstanding anything to the contrary, to the extent required by any anti-money laundering law or regulation, the Company may prohibit additional investment, restrict distribution or take any other reasonably necessary or advisable action with respect to the Interests, and Subscriber shall have no claim, and shall not pursue any claim against the Company or any other person in connection therewith.

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Section 3.10.         Acknowledgements of Risks. Subscriber recognizes that an investment in the Company involves certain risks, including, without limitation, the risks set forth in Article II hereof. The Subscriber is aware that returns on investments made by the Company are uncertain and that the Directors of the Company may receive compensation in connection with the management of the Company.

Section 3.11.         Opportunity to Consult with Counsel. The Subscriber acknowledges that he, she or it has had the opportunity to review this Agreement and the other agreements being executed and delivered by the Subscriber in connection herewith and the terms, conditions, actions, restrictions and transactions contemplated hereby and thereby with the Subscriber’s own legal counsel and that the attorneys, accountants and other experts who perform services for the Company may also perform services for the Company and its affiliates.

Section 3.12.         Indemnification. The Subscriber shall, and hereby agrees to, indemnify and hold harmless the Company and each of its officers, managers, directors, controlling persons, employees, advisors, consultants, Shareholders and affiliates, and any person acting on behalf of the Company, who is or may be a party or is or may be threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of or arising from (a) the Subscriber’s breach or violation of this Agreement or any of the other agreements being executed and delivered by the Subscriber in connection herewith, or (b) actual or alleged misrepresentation or misstatement of facts or other matters made or alleged to have been made by or on behalf of the Subscriber to the Company concerning the Subscriber or the Subscriber’s authority or suitability to invest or purchase securities in connection with the Offering, against any and all losses, liabilities and expenses actually and reasonably incurred by the Company, or any of its officers, managers, directors, controlling persons, employees, advisors, consultants, Shareholders and affiliates, and any person acting on behalf of the Company in connection with such action, suit or proceeding for which the Company, or any such officer, manager, director, controlling person, employee, advisor, consultant, Shareholder and affiliate, and any person acting on behalf of the Company has not otherwise been reimbursed, including, but not limited to, attorneys’ fees, judgments, fines and amounts paid in settlement. All representations, warranties and covenants in this Section shall survive the execution of the Agreement and the closing of the purchase and sale of the Interests hereunder indefinitely.

Section 3.13.         Notice to Florida Residents. Florida residents are advised as follows.

These securities have not been registered under the Florida Securities Act in reliance upon exemption provisions contained therein. Any sale made pursuant to such exemption provisions is voidable by the Subscriber within three (3) days after the first tender of consideration is made by the Subscriber to the Company, an agent of the Company or an escrow agent. A withdrawal within such three (3) day period will be without any further liability to any person. To accomplish this withdrawal, a purchaser need only send a letter or telegram to the Company at the Company’s present address, indicating his intention to withdraw.

Such letter or telegram should be sent and postmarked prior to the end of the aforementioned third business day. It is advisable to send such letter by certified mail, return receipt requested, to ensure that it is received and also to evidence the time it was mailed. If the request is made orally, in person or by telephone, to an officer of the Company, a written confirmation that the request has been received should be requested.

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Article IV.

MISCELLANEOUS AGREEMENTS AND PROVISIONS

Section 4.1.          Survival of Representations. All representations and warranties made herein or in any agreement, questionnaire, certificate or instrument delivered pursuant to or in connection with this Agreement shall survive indefinitely the execution and delivery of this Agreement and the issuance, sale and delivery of the Interests.

Section 4.2.          Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned or delegated by either party hereto except with the prior written consent of the other party.

Section 4.3.          Expenses. Any legal or other fees, costs or expenses incurred in connection with the consideration, preparation, negotiation, drafting and/or consummation of this Agreement and the transactions contemplated hereby shall be borne and paid solely by the party incurring such fees, costs and expenses.

Section 4.4.          Headings. The article, section, subsection, paragraph and subparagraph captions, headings and other titles preceding the text of each section, subsection, paragraph or subparagraph hereof are for convenience of reference only and shall not affect the construction, meaning or interpretation of this Agreement (or of any provision hereof).

Section 4.5.          Construction. The parties acknowledge and agree that each party has reviewed and negotiated this Agreement, that this Agreement and each and every provision hereof should be construed and interpreted to give meaning as written and that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be employed in the construction, meaning or interpretation of this Agreement.

Section 4.6.          Waiver of Compliance; Consents. Any failure of the Subscriber party hereto to comply with any obligation, covenant, agreement or condition herein may be waived by the Company solely by a written instrument executed by an officer of the Company; any failure of the Company to comply with any obligation, covenant, agreement or condition herein may be waived by the Subscriber solely by a written instrument executed by the Subscriber; any such written and signed waiver, and any failure by any party to insist upon strict compliance with any obligation, covenant, agreement or condition herein, shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure. Whenever this Agreement requires or permits consent by or on behalf of any party hereto, such consent shall be given in writing. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision(s) hereof (whether or not similar), nor shall any such waiver constitute a continuing waiver unless otherwise expressly so provided.

Section 4.7.          Amendment and Modification. Except as set forth elsewhere in this Agreement, neither this Agreement nor any provision hereof shall be amended, waived, modified, supplemented, changed, discharged, terminated, revoked or canceled, except by a written instrument mutually agreed upon and executed and delivered by both parties hereto.

Section 4.8.          Notices. All notices, requests, demands and other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given if and when delivered by hand or by facsimile or electronic transmission (with receipt confirmed), if delivered to the address set forth (or indicated) below, or to such other address(es) as the parties hereto may from time to time designate in writing in accordance with this Section. If sent to the address set forth (or indicated) below, or to such other address(es) as the parties hereto may from time to time designate in writing in accordance with this Section, such notices, requests, demands and other communications shall be deemed delivered (i) if sent by established and reputable overnight delivery service (with receipt confirmed), the next business day after being so sent, or (ii) if sent by registered or certified U.S. Mail (with receipt confirmed), the third business day after being so mailed:

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If to the Company, to:

xG Technology, Inc.

240 South Pineapple Avenue, Suite 701

Sarasota, FL 34236

Attention: Roger G. Branton

Fax: (941) 954-8595

E-mail: rbranton@mooersco.com

If to the Subscriber, to:

See signature page

Section 4.9.          Binding Effect. This Agreement and all the terms and provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, estate, legal representatives, successors and permitted assigns, and are not intended and shall not be construed so as to confer any rights or benefits upon any other person or party.

Section 4.10.         Dealings in Good Faith; Best Efforts. Each party hereto agrees to act in good faith with respect to the other party hereto in exercising its rights and discharging its obligations under this Agreement. Each party further agrees to use its reasonable best efforts to ensure that the purposes of this Agreement (and any related documents and agreements referred to herein) are realized and to take such further actions or steps, and execute and deliver (and, as appropriate, file) such further documents, certificates, instruments and agreements, as are reasonably necessary to implement the provisions of this Agreement and to consummate the Closing, upon the terms and as contemplated by this Agreement.

Section 4.11.         Governing Law; Arbitration. This Agreement shall be governed by, and interpreted and enforced in accordance with, the substantive laws of the State of Delaware (including, without limitation, provisions concerning limitations of actions), without reference to the conflicts of laws rules of that or any other jurisdiction, except that federal law shall also apply to the extent relevant. Any controversy or claim (including, without limitation, whether any controversy or claim is subject to arbitration) arising out of or relating to this Agreement (including, without limitation, any controversy or claim arising out of or related to (i) any agreements or other documents required to be executed and delivered in connection with this Agreement and (ii) any agreements or other documents executed and delivered at the closing of the transactions contemplated by this Agreement or by such other agreements or documents), or the breach thereof (whether, in any case, involving (x) a party hereto, (y) their transferees or (z) such party’s or transferee’s affiliates, shareholders, directors, officers, partners, members, managers, employees, representatives or agents), shall be settled by binding arbitration under the Commercial Arbitration Rules of the American Arbitration Association and shall be held in Wilmington, Delaware.

Section 4.12.         Severability. It is the desire and intention of the parties hereto that, whenever possible, each provision of this Agreement be interpreted in such a manner as to be effective and valid under applicable law as written; if, however, any provision of this Agreement is found or held to be invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed to be modified to conform with such statute or rule of law. Any provision hereof that may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

20

Section 4.13.         Entire Agreement. This Agreement and each of the other the documents, agreements, exhibits and certificates referred to herein, constitutes the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersedes all prior discussions, prior draft agreements, understandings, negotiations, agreements, representations, warranties, promises, assurances, covenants, arrangements and communications, written (including electronic) or oral, express or implied, of any and every nature between the Subscriber and the Company (or any director, officer, employee, shareholder, agent or advisor of the Company).

Section 4.14.         Attorneys’ Fees. If any party to this Agreement seeks to enforce the terms and provisions of this Agreement, then the prevailing party or parties in such action shall be entitled to recover from the non-prevailing party or parties all costs in connection with such action, including without limitation reasonable attorneys’ fees, expenses and costs incurred at the trial court and all appellate levels.

Section 4.15.         Counterparts. This Agreement may be executed through the use of one or more counterparts, including by means of pdf attachment to e-mail or facsimile, all of which together shall be considered one and the same agreement, binding on all parties hereto, notwithstanding that all parties are not signatories to the same page or counterpart. Upon delivery of a signed counterpart by the Subscriber to the Company, this Agreement shall be binding and enforceable as to such Subscriber. No party shall raise the use of facsimile machine or pdf attachment to e-mail to deliver signature pages hereto, or to any notice, document or agreement referred to herein, or delivered in connection herewith as a defense to the formation of a contract and each party shall forever waive any such defense.

[SIGNATURES ON THE FOLLOWING PAGE]

21

SUBSCRIPTION AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the undersigned parties, intending to be legally bound, have executed this Subscription Agreement as of the date first written hereinabove.

xG Technology, Inc.

By:
Name:
Title:
Date:

22

THE SUBSCRIBER:

Signature Block for Individuals:

Signature:
Printed Name:

Second Signature for Joint Tenant/ Tenant in Common, if applicable:

Signature:
Printed Name:

Signature Block for Entities:

Subscriber’s Name:

Signature:
Printed Name:
Title:

Second Signature, if required by Subscriber’s Organizational Documents:

Signature:
Printed Name:
Title:

Subscription Amount: $_______________
Warrant to Purchase ____________ Shares

(Calculated based one (1) Share for each Ten Dollars ($10) of Subscription Amount)

ADDRESS FOR NOTICES TO SUBSCRIBER

Facsimile:

23

SCHEDULE I

Company Wire Instructions

Bank Name:
Bank Address:

ABA/Routing #:
Swift Code:
Account #:
Account Holder:

I-1

EXHIBIT A

Summary Business Description

The Company is developing a broad portfolio of innovative intellectual property that enhances wireless communications. The Company’s intellectual property is embedded in proprietary software algorithms that offer cognitive spectrum access and interference mitigation solutions.

On November 20, 2006, the Company was first admitted and commenced trading in its shares on the Alternative Investment Market of the London Stock Exchange (“AIM”) and trades under the symbols “XGT:LN” and “XGTU:LN”.

Attached hereto as Exhibit F is a copy of the Company’s most recent annual report. Additional information on the Company can be found on its website, http://www.xgtechnology.com, or in the filings made by the Company with AIM, which are available to Subscribers upon request. Investors are encouraged to carefully review all information that is publicly available with respect to the Company.

A-1

EXHIBIT B

Form of Convertible Promissory Note

This Note has not been and is not intended to be registered under the Securities Act of 1933, as amended (the “Act”) or under the securities laws of any state or other jurisdiction and are being offered and sold in reliance upon an exemption from registration under the Act and exemptions from registration provided by such other securities laws and may not be transferred, assigned or resold except as permitted under the act and such other securities laws. The notes are highly speculative and involve significant risks and should not be purchased by anyone who cannot afford the loss of the entire investment.

Principal Amount $_________________
Issue Date: ____________________

UNSECURED CONVERTIBLE PROMISSORY NOTE

FOR VALUE RECEIVED, xG TECHNOLOGY, INC., a Delaware corporation (hereinafter called “Issuer”), hereby promises to pay to _______________________ (the “Holder”) or order, without demand, the sum of $_____________ Dollars (together with accrued but unpaid interest in like lawful money at the interest rate set forth in Section 1.1 below) on _______________[One year from date of issuance] (the “Maturity Date”), if not retired sooner.

This Note has been entered into pursuant to the terms of a subscription agreement between the Issuer and the Holder, dated of even date herewith (the “Subscription Agreement”), and shall be governed by the terms of such Subscription Agreement. Unless otherwise separately defined herein, all capitalized terms used in this Note shall have the same meaning as is set forth in the Subscription Agreement. The following terms shall apply to this Note:

Article I

GENERAL PROVISIONS

1.1           Interest. The unpaid principal balance of this Note shall bear interest at a rate equal to twenty percent (20.0%) per annum. Interest on the unpaid principal balance of this Note shall be due and payable commencing on the six month anniversary of the Issue Date of this Note and shall be payable each six month anniversary thereafter until the Maturity Date. Interest shall be computed on the basis of the actual number of days elapsed and a year of 365 days. The interest charged shall be non-compounding interest, and accrued interest shall not be added to principal. Except as otherwise required by law or by other provisions of this Note, payments received by Holder hereunder shall be applied first against expenses and indemnities, next against interest accrued under this Note, and next in reduction of the outstanding principal balance of this Note. Interest may be payable by the Issuer at the option of the Holder either in cash or in xG Shares. In the event that the interest is paid in xG Shares, the price per xG Share for purposes of such payment shall be equal to the average of the closing mid-price per share of restricted xG Common Stock (LSE-AIM: XGT) for the five trading days prior to the date on which such interest is payable for as long as such shares of restricted xG Common Stock exist and are quoted on the London Stock Exchange’s AIM Market, failing which the price per xG Share for purposes of such payment shall be equal to the average of the closing mid-price per xG Share on the NASDAQ Market for the five trading days prior to the date on which such interest is payable.

B-1

1.2           Prepayment. This Note may be prepaid in whole (or in part) at any time by the Issuer, upon ten (10) business days prior written notice to the Holder, during which time the Holder shall be entitled to convert the Note in accordance with the terms hereof. In the event that the Issuer prepays this Note in full before the six month anniversary of the Issue Date of this Note, the Issuer shall nonetheless be required to pay the Holder six months’ interest on the unpaid and unconverted principal balance of this Note immediately prior to such prepayment at the interest rate set forth in Section 1.1 above.

1.3           No Additional Senior Debt; Issuance of Other Notes. So long as any portion of this Note is outstanding, the Company will not directly or indirectly enter into, create, incur, assume or suffer to exist any additional indebtedness or liens of any kind (other than indebtedness and liens in favor of the Holder), on or with respect to any of its property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom that is senior to, in any respect, the Issuer's obligations under the Notes, except for one or more other promissory notes issued to one or more other Investors (as defined in the Subscription Agreement) in connection with the Offering (as defined in the Subscription Agreement).

Article II

CONVERSION RIGHTS

The Holder shall have the right to convert the Principal Amount of this Note into xG Shares as set forth below.

2.1          Conversion into xG Shares.

(a)          Optional Conversion into xG Shares. At the option of the Holder, the Holder may convert all or part of the Principal Amount into xG Shares by providing a Notice of Conversion in accordance with Section 2.1(c). The number of xG Shares into which the Principal Amount (or portion thereof) shall be converted into shall equal the sum of a fraction, the numerator of which shall be the Principal Amount to be converted and the denominator of which shall be the Applicable xG Conversion Price. As used in this Note the “Applicable xG Conversion Price” shall equal 95% of the public offering price per xG Share pursuant to any NASDAQ IPO completed by the Issuer.

B-2

(b)          The Issuer may force a conversion into xG Shares of 50% of the Principal Amount of this Note without prepayment penalty by providing a Notice of Conversion in accordance with Section 2.1(c) , but provided that at the time of any such forced conversion the Issuer shall have completed a NASDAQ IPO, and provided further that, if such forced conversion is effected within six months from the Issue Date of this Note, then the Issuer shall pay the Holder six month’s interest on the unpaid and unconverted principal balance of this Note immediately prior to such forced conversion at the interest rate set forth in Section 1.1 above (such interest being payable in cash or xG Shares, at the option of the Holder). The number of xG Shares into which the 50% of Principal Amount (and any interest thereon, at the Holder’s option) shall be converted shall equal the sum of a fraction, the numerator of which shall be the Principal Amount to be converted and the denominator of which shall be the Applicable xG Conversion Price.

(c)          Mechanics of Conversion. As a condition to effecting the conversion set forth in Sections 2.1(a), and 2.1(b) above, the Holder shall properly complete and deliver to the Issuer or, as the case may be, the Issuer shall properly complete and deliver to the Holder a Notice of Conversion, the form of which is annexed hereto as Exhibit A (the “Notice of Conversion”), which notice must be received or delivered by the Issuer at least one (1) business day prior to the Maturity Date. Upon timely delivery to the Issuer or, as the case may be, Holder of the Notice of Conversion, the Issuer shall issue and deliver to the Holder within three (3) business days after the Maturity Date (such third day being the “Delivery Date”) that number of xG Shares for the portion of the Note converted in accordance herewith.

(d)          Adjustment. The number and kind of shares or other securities to be issued upon conversion determined pursuant to Sections 2.1(a), and 2.1(b), shall be subject to adjustment from time to time upon the happening of certain events while this conversion right remains outstanding, as follows:

A.           Merger, Sale of Assets, etc. If the Issuer at any time shall consolidate with or merge into or sell or convey all or substantially all its assets to any other corporation, this Note, as to the unpaid principal portion thereof and accrued and unpaid interest thereon, shall thereafter be deemed to evidence the right to purchase such number and kind of shares or other securities and property as would have been issuable or distributable on account of such consolidation, merger, sale or conveyance, upon or with respect to the securities subject to the conversion or purchase right immediately prior to such consolidation, merger, sale or conveyance. The foregoing provision shall similarly apply to successive transactions of a similar nature by any such successor or purchaser. Without limiting the generality of the foregoing, the anti-dilution provisions of this Section shall apply to such securities of such successor or purchaser after any such consolidation, merger, sale or conveyance.

B.           Reclassification, etc. If the Issuer at any time shall, by reclassification or otherwise, change the stock into the same or a different number of securities of any class or classes that may be issued or outstanding, this Note, as to the unpaid principal portion thereof and accrued and unpaid interest thereon, shall thereafter be deemed to evidence the right to purchase an adjusted number of such securities and kind of securities as would have been issuable as the result of such change with respect to the stock immediately prior to such reclassification or other change.

B-3

(e)          Notice of Adjustment. Upon the occurrence of an event specified in Section 2.1(d), the Issuer shall promptly mail to the Holder a notice setting forth the adjustment and setting forth a statement of the facts requiring such adjustment.

(f)          Reservation of xG Shares. As of and from the date when the Issuer completes a NASDAQ IPO and the conversion right under this Section shall first become exercisable, the Issuer will reserve from its authorized and unissued xG Shares a sufficient amount of xG Shares to permit the full conversion of this Note. Issuer represents that upon issuance, such xGShares will be duly and validly issued, fully paid and non-assessable. Issuer agrees that its issuance of this Note shall constitute full authority to its officers, agents, and transfer agents who are charged with the duty of executing and issuing stock certificates to execute and issue the necessary certificates for xG Shares upon the conversion of this Note.

2.2          Method of Conversion. This Note may be converted by the Holder in whole or in part as described in Section 2.1 hereof. Upon partial conversion of this Note, a new Note containing the same date and provisions of this Note shall, at the request of the Holder, be issued by the Issuer to the Holder for the principal balance of this Note and interest which shall not have been converted or paid.

Article III

 EVENT OF DEFAULT

The occurrence of any of the following events of default (“Event of Default”) shall, at the option of the Holder hereof, make all sums of principal then remaining unpaid and unconverted hereon and all other amounts payable hereunder immediately due and payable, upon demand, without presentment, or grace period, all of which hereby are expressly waived, except as set forth below:

3.1          Failure to Pay. The Issuer fails to pay the Principal Amount or other sum due under this Note when due, and such failure continues for five (5) business days after written notice of such default shall have been received by the Issuer from the Holder in writing.

3.2          Breach. The Issuer defaults under or breaches this Note (other than a default of payment of principal or interest or other sum due under this Note), and such failure continues for twenty (20) business days after written notice of such default shall have been received by the Issuer from the Holder in writing.

3.3          Involuntary Bankruptcy. An involuntary case or other proceeding is commenced against Issuer (the “Bankruptcy Party”) which seeks liquidation, reorganization or other relief with respect to it or its debts or other liabilities under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeks the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any of its property, and such involuntary case or other proceeding shall remain undismissed or unstayed for a period of 45 days; or an order for relief against the Bankruptcy Party shall be entered in any such case under the Federal Bankruptcy Code.

B-4

3.4          Voluntary Bankruptcy. The Bankruptcy Party commences a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts or other liabilities under any bankruptcy, insolvency or other similar law or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official for it or any of its property, or consent by the Bankruptcy Party to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or the making by the Bankruptcy Party of a general assignment for the benefit of creditors, or the failure by the Bankruptcy Party, or the admission by the Bankruptcy Party in writing of its inability, to pay its debts generally as they become due, or any action by the Bankruptcy Party to authorize or effect any of the foregoing.

Article IV

MISCELLANEOUS

4.1          Failure or Indulgence Not Waiver. No failure or delay on the part of Holder hereof in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

4.2          Notices. All notices, requests, demands, consents, instructions or other communications required or permitted hereunder shall be in writing and shall be either faxed, mailed or delivered to each party at the respective addresses of the Issuer and the Holder as set forth in the Subscription Agreement, or at such other address or facsimile number as a party shall have furnished to the other party in writing. All such notices and communications shall be effective (a) when sent by Federal Express or other overnight service of recognized standing, on the business day following the deposit with such service; (b) when mailed, by registered or certified mail, first class postage prepaid and addressed as aforesaid through the United States Postal Service, upon receipt; (c) when delivered by hand, upon delivery; and (d) when faxed, upon confirmation of receipt.

4.3          Amendment Provision. The term “Note” and all reference thereto, as used throughout this instrument, shall mean this instrument as originally executed, or if later amended or supplemented, then as so amended or supplemented. This Note may not be amended without the written consent of the Issuer and the Holder.

B-5

4.4          Assignability. This Note shall not be assignable by any Holder without the prior written consent of the Issuer.

4.5          Cost of Collection. If default is made in the payment of this Note, Issuer shall pay the Holder hereof reasonable costs of collection, including reasonable attorneys’ fees.

4.6          Governing Law. This Note shall be governed by, and interpreted and enforced in accordance with, the substantive laws of the State of Delaware (including, without limitation, provisions concerning limitations of actions), without reference to the conflicts of laws rules of that or any other jurisdiction, except that federal law shall also apply to the extent relevant.

4.7          Dispute Resolution

(a)          Any controversy or claim (including, without limitation, whether any controversy or claim is subject to arbitration) arising out of or relating to this Note (including, without limitation, any controversy or claim arising out of or related to (i) any other agreements or other documents required to be executed and delivered in connection with this Note and (ii) any agreements or other documents executed and delivered at the closing of the transactions contemplated by this Note or by such other agreements or documents), or the breach thereof (whether, in any case, involving (x) a party hereto, (y) their transferees or (z) such party’s or transferee’s affiliates, shareholders, directors, officers, partners, members, managers, employees, representatives or agents), shall be settled by binding arbitration under the Commercial Arbitration Rules (“Rules”) of the American Arbitration Association (the “AAA”), and shall be held in Wilmington, Delaware.

(b)          In any arbitration proceeding, the following limitations on the form and volume of written discovery and oral depositions that each side may conduct in preparation for the arbitration proceeding shall apply: (i) each side shall be permitted no more than 20 hours in oral depositions to examine and cross-examine (A) parties to the arbitration on the opposing side, (B) experts designated by those parties to the arbitration and (C) persons who are subject to those parties’ control, and (ii) each party to the arbitration shall be limited to 25 written interrogatories, excluding interrogatories asking a party to the arbitration only to identify or authenticate specific documents); provided, however, that the arbitration panel (as determined below) shall specify all other matters regarding the conduct of such written discovery and oral depositions.

(c)          Any dispute submitted for arbitration shall be administered by the AAA, according to the following procedures. The party or parties submitting (“Submitting Party”) the intention to arbitrate (the “Submission”) shall submit the Submission to the other party or parties (the “Answering Party”) and to a panel of three arbitrators shall be chosen according to the following procedures. The Submitting Party shall nominate one arbitrator within ten (10) days. Within ten (10) days of receipt of the Submitting Party’s nomination, the Answering Party shall nominate one arbitrator. If the Answering Party fails to timely nominate an arbitrator, then the second arbitrator shall be appointed by the AAA in accordance with the Rules. If the arbitrator chosen by the Submitting Party and the arbitrator chosen by or selected for the Answering Party can agree upon a neutral arbitrator within 30 days of the choice or selection of the Answering Party’s arbitrator, then such individual shall serve as the third arbitrator. If no such agreement is reached, a third neutral arbitrator shall be appointed by the AAA in accordance with the Rules. The Issuer and, by acceptance hereof, the Holder agree that they shall consent to an expedited proceeding under the Rules, to the full extent the AAA can accommodate such a request.

B-6

(d)          The ruling of the arbitration panel, as the case may be, shall be binding and conclusive upon all parties hereto and any other person or entity with an interest in the matter.

(e)          The arbitration provision set forth herein shall be a complete defense to any suit, action or other proceeding instituted in any court regarding any controversy or claim (including, without limitation, whether any controversy or claim is subject to arbitration) arising out of or relating to this Note, or the breach hereof (whether, in any case, involving (i) the Holder or the Issuer, (ii) their transferees or (iii) such party’s or transferee’s affiliates, shareholders, directors, officers, partners, members, managers, employees, representatives or agents); provided, however, that (A) any of the parties to the arbitration may request a court in Wilmington, Delaware to provide interim injunctive relief in aid of arbitration hereunder or to prevent a violation of this Note pending arbitration hereunder (and any such request shall not be deemed a waiver of the obligations to arbitrate set forth herein), (B) any ruling on the award rendered by the arbitration panel, as the case may be, may be entered as a final judgment in (and only in) a court in Wilmington, Delaware (and each of the Issuer and, by acceptance hereof, the Holder irrevocably submits to the jurisdiction of such court for such purposes) and (C) application may be made by a party to any court of competent jurisdiction wherever situated for enforcement of any such final judgment and the entry of whatever orders are necessary for such enforcement. In any proceeding with respect hereto, all direct, reasonable and out-of-pocket costs and expenses (including, without limitation, AAA administration fees, arbitrator fees, expert witness fees, and attorneys’ fees) incurred by the parties to the proceeding shall, at the conclusion of the proceeding, be paid by the party incurring same.

4.8          Maximum Payments. Nothing contained herein shall be deemed to establish or require the payment of a rate of interest or other charges in excess of the maximum permitted by applicable law. In the event that the rate of interest required to be paid or other charges hereunder exceed the maximum permitted by such law, any payments in excess of such maximum shall be credited against amounts owed by the Issuer to the Holder and thus refunded to the Issuer.

4.9          Construction.  Each party acknowledges that its legal counsel participated in the preparation of this Note and, therefore, stipulates that the rule of construction that ambiguities are to be resolved against the drafting party shall not be applied in the interpretation of this Note to favor any party against the other.

4.10        Shareholder Status. The Holder shall not have rights as a shareholder of the Issuer with respect to unconverted portions of this Note. However, the Holder will have the rights of a shareholder after delivery by the Holder of a Conversion Notice to the Issuer.

4.11        Non-Business Days.  Whenever any payment or any action to be made shall be due on a Saturday, Sunday or a public holiday under the laws of the State of Delaware, such payment may be due or action shall be required on the next succeeding business day and, for such payment, such next succeeding day shall be included in the calculation of the amount of accrued interest payable on such date.

B-7

4.12        Waiver of Defenses. The Issuer expressly waives demand and presentment for payment, notice of nonpayment, protest, notice of protest, notice of dishonor, notice of intent to accelerate the maturity hereof, notice of the acceleration of the maturity hereof, bringing of suit and diligence in taking any action to collect amounts called for hereunder and in the handling of securities at any time existing in connection herewith.

[SIGNATURES ON THE FOLLOWING PAGE]

B-8

IN WITNESS WHEREOF, Issuer has caused this Note to be signed in its name by an authorized officer effective as of the __________ of ___________, 2013.

xG TECHNOLOGY, INC.

By:
Name:
Title:

B-9

NOTICE OF CONVERSION

(To be executed by the Registered Holder in order to convert the Note)

xG TECHNOLOGY, INC. (the “Issuer”) having completed a NASDAQ IPO, the undersigned hereby elects to convert $_________ of the principal and $_________ of the interest due on the Unsecured Convertible Promissory Note issued by the Issuer on ________, 2013 (the “Note”) into xG Shares according to the conditions set forth in such Note, as of the date written below. Unless otherwise separately defined herein, all capitalized terms used herein shall have the same meaning as is set forth in the Note or, as the case may be, the Subscription Agreement referred to in the Note.

Date of Conversion:______________________________________________________________________________________

Conversion Price: $_________

Shares To Be Delivered:___________________________________________________________________________________

Signature:_____________________________________________________________________________________

Print Name:_________________________________________________________________________________________

Address:____________________________________________________________________________________________

             _____________________________________________________________________________________________

B-10

 EXHIBIT C

Form of Warrant

This WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS NOTE has not been and is not intended to be registered under the Securities Act of 1933, as amended (the “Act”) or under the securities laws of any state or other jurisdiction and are being offered and sold in reliance upon an exemption from registration under the Securities Act and exemptions from registration provided by such other securities laws and may not be transferred, assigned or resold except as permitted under the securities act and such other securities laws. ThIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS NOTE are highly speculative and involve significant risks and should not be purchased by anyone who cannot afford the loss of the entire investment.

_______________, 2013

xG TECHNOLOGY, INC.

Warrant for the Purchase of Shares

No. W-________

For value received, this Warrant is hereby issued by xG TECHNOLOGY, INC., a Delaware corporation (the “Company”), to ________________ (the “Holder”). Subject to the provisions of this Warrant, the Company hereby grants to Holder the right to purchase from the Company ________ [one Warrant for every $10 of principal amount of bridge loan originally subscribed by Investor] fully paid and non-assessable Shares, at a price of $0.01 per share (the “Exercise Price”).

This Warrant is exercisable into shares (the “xG Shares”) of $0.01 each in the Common Stock of the Company. The term “Shares” means the xG Shares, in each case as constituted on the date of issuance of this Warrant (the “Base Date”). The number of Shares to be received upon the exercise of this Warrant may be adjusted from time to time as hereinafter set forth. The Shares deliverable upon such exercise, and as adjusted from time to time, are hereinafter referred to as “Warrant Stock”. The term “Other Securities” means any other equity or debt securities that may be issued by the Company in addition thereto or in substitution for the Warrant Stock.

This Note has been entered into pursuant to the terms of a subscription agreement between the Company and the Holder, dated of even date herewith (the “Subscription Agreement”), and shall be governed by the terms of such Subscription Agreement. Unless otherwise separately defined herein, all capitalized terms used in this Warrant shall have the same meaning as is set forth in the Subscription Agreement.

C-1

The Holder agrees with the Company that this Warrant is issued, and all the rights hereunder shall be held, subject to all of the conditions, limitations and provisions set forth herein.

1.          Exercise of Warrant.  Subject to the terms and conditions set forth herein, this Warrant may be exercised in whole or in part, pursuant to the procedures provided below, at any time on or before 5:00 p.m., Eastern time, on _______________, 2018 (the “Expiration Date”) or, if such day is a day on which banking institutions in New York are authorized by law to close, then on the next succeeding day that shall not be such a day. To exercise this Warrant the Holder shall present and surrender this Warrant to the Company at its principal office, with the Warrant Exercise Form attached hereto duly executed by the Holder and accompanied by payment in cash or immediately available funds, payable to the order of the Company, of the aggregate Exercise Price for the total aggregate number of shares for which this Warrant is exercised. Upon receipt by the Company of this Warrant, together with the executed Warrant Exercise Form and payment of the Exercise Price for the shares to be acquired, in proper form for exercise, and subject to the Holder’s compliance with all requirements of this Warrant for the exercise hereof, the Holder shall be deemed to be the holder of record of the Shares (or Other Securities) issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such Shares shall not then be actually delivered to the Holder; provided, however, that no exercise of this Warrant shall be effective, and the Company shall have no obligation to issue any Shares or Other Securities to the Holder upon any attempted exercise of this Warrant, unless the Holder shall have first delivered to the Company, in form and substance reasonably satisfactory to the Company, appropriate representations so as to provide the Company reasonable assurances that the securities issuable upon exercise may be issued without violation of the registration requirements of the Securities Act and applicable state securities laws, including without limitation representations that the exercising Holder is an “accredited investor” as defined in Regulation D under the Securities Act and that the Holder is familiar with the Company and its business and financial condition and has had an opportunity to ask questions and receive documents relating thereto to his reasonable satisfaction.

2.          Net Issue Exercise. If the fair market value of one Share is greater than the Exercise Price (at the date of calculation as set forth below), in lieu of exercising this Warrant for cash, the Holder may request that the Company issue shares equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with the properly endorsed Notice of Exercise and notice of such election. In the event that the Company consents to such issuance (at the Company’s sole discretion), the Company shall issue to the Holder a number of Shares computed using the following formula:

X = Y * (A-B)

 A

Where	X =	the number of Shares to be issued to the Holder

	Y =	the number of Shares purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being canceled (at the date of such calculation)

	A =	the fair market value of one Share (at the date of such calculation)

	B =	Exercise Price (as adjusted to the date of such calculation)

C-2

3.          Reservation of Shares. The Company will at all times reserve for issuance and delivery upon exercise of this Warrant all Shares or other shares of capital stock of the Company (and Other Securities) from time to time receivable upon exercise of this Warrant. All such shares (and Other Securities) shall be duly authorized and, when issued upon such exercise, shall be validly issued, fully paid and non-assessable and free of all preemptive rights.

4.          Fractional Shares. At the Company’s option, the Company may issue fractional shares or scrip representing fractional shares upon the exercise of this Warrant or the Company may pay the Holder an amount equal to the Fair Market Value (as defined below) of such fractional share of Shares in lieu of each fraction of a Share otherwise called for upon any exercise of this Warrant.

5.          Fair Market Value. For purposes of this Warrant, the “Fair Market Value” of a Share (or Other Security) shall be determined as of any date (the “Value Date”) by the Company’s Board of Directors in good faith; provided, however, that where there exists a public market for the Shares on the Value Date, the Fair Market Value per share shall be the product of the number of Shares is then convertible and either:

(a)          Listed Shares. If the Shares are listed on a national securities exchange or admitted to unlisted trading privileges on such exchange or listed for trading on the NASDAQ system, the Fair Market Value shall be the last reported sale price of the security on such exchange or system on the last business day prior to the Value Date or if no such sale is made on such day, the average of the closing bid and asked prices for such day on such exchange or system; or

(b)          Unlisted Shares. If the Shares are not so listed or so admitted to unlisted trading privileges, the Fair Market Value shall be the mean of the last reported bid and asked prices reported by the National Quotation Bureau, Inc. on the last business day prior to the Value Date.

Notwithstanding the foregoing, in the event the Warrant is exercised in connection with the NASDAQ IPO, the Fair Market Value per share shall be the product of (i) the per share offering price to the public of the NASDAQ IPO, and (ii) the number of Shares is convertible at the time of such exercise.

6.          Assignment or Loss of Warrant. This Warrant shall not be assignable by any party hereto without the prior written consent of the other party. Subject to the transfer restrictions herein (including Section 9), upon surrender of this Warrant to the Company or at the office of its stock transfer agent, if any, with the Assignment Form annexed hereto duly executed and funds sufficient to pay any transfer tax, the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment and this Warrant shall promptly be canceled. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and of reasonably satisfactory indemnification by the Holder, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver a replacement Warrant of like tenor and date.

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7.          Rights of the Holder. The Holder shall not, by virtue hereof, be entitled to any rights of a stockholder in the Company, either at law or in equity, and the rights of the Holder are limited to those expressed in this Warrant.

8.          Adjustments.

(a)          Adjustment for Recapitalization. If the Company shall at any time after the Base Date subdivide its outstanding Shares (or Other Securities at the time receivable upon the exercise of the Warrant) by recapitalization, reclassification or split-up thereof, or if the Company shall declare a stock dividend or distribute Shares to its shareholders, the number of Shares (or Other Securities) subject to this Warrant immediately prior to such subdivision shall be proportionately increased, and if the Company shall at any time after the Base Date combine the outstanding Shares by recapitalization, reclassification or combination thereof, the number of Shares subject to this Warrant immediately prior to such combination shall be proportionately decreased. Any such adjustment and adjustment to the Exercise Price pursuant to this Section 8(a) shall be effective at the close of business on the effective date of such subdivision or combination or if any adjustment is the result of a stock dividend or distribution then the effective date for such adjustment based thereon shall be the record date therefor.

Whenever the number of Shares purchasable upon the exercise of this Warrant is adjusted, as provided in this Section 8(a), the Exercise Price shall be adjusted to the nearest cent by multiplying such Exercise Price immediately prior to such adjustment by a fraction (x) the numerator of which shall be the number of Shares purchasable upon the exercise immediately prior to such adjustment, and (y) the denominator of which shall be the number of Shares so purchasable immediately thereafter.

(b)          Adjustment for Reorganization, Consolidation, Merger, Etc. In case of any reorganization of the Company (or any other corporation, the securities of which are at the time receivable on the exercise of this Warrant) after the Base Date or in case after such date the Company (or any such other corporation) shall consolidate with or merge into another corporation or convey all or substantially all of its assets to another corporation, then, and in each such case, the Holder of this Warrant upon the exercise thereof as provided in Section 1 at any time after the consummation of such reorganization, consolidation, merger or conveyance, shall be entitled to receive, in lieu of the securities and property receivable upon the exercise of this Warrant prior to such consummation, the securities or property to which such Holder would have been entitled upon such consummation if such Holder had exercised this Warrant immediately prior thereto; in each such case, the terms of this Warrant shall be applicable to the securities or property receivable upon the exercise of this Warrant after such consummation.

(c)          Certificate as to Adjustments. The adjustments provided in this Section 8 shall be interpreted and applied by the Company in such a fashion so as to reasonably preserve the applicability and benefits of this Warrant (but not to increase or diminish the benefits hereunder). In each case of an adjustment in the number of Shares receivable on the exercise of the Warrant, the Company at its expense will promptly compute such adjustment in accordance with the terms of the Warrant and prepare a certificate executed by two executive officers of the Company setting forth such adjustment and showing in detail the facts upon which such adjustment is based. The Company will forthwith mail a copy of each such certificate to each Holder.

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(d)          Notices of Record Date, Etc. In the event that:

(i)          the Company shall declare any dividend or other distribution to the holders of Shares, or authorizes the granting to holders of Shares any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities; or

(ii)         the Company authorizes any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation, or any conveyance of all or substantially all of the assets of the Company to another corporation or entity; or

(iii)        the Company authorizes any voluntary or involuntary dissolution, liquidation or winding up of the Company,

then, and in each such case, the Company shall mail or cause to be mailed to the holder of this Warrant at the time outstanding a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding up is to take place, and the time, if any is to be fixed, as to which the holders of record of Shares (or such other securities at the time receivable upon the exercise of the Warrant) shall be entitled to exchange their Shares (or such Other Securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding up. Such notice shall be mailed at least 20 days prior to the date therein specified.

(e)          No Impairment. The Company will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Section 8 and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant against impairment.

9.          Transfer to Comply with the Securities Act. This Warrant and any Warrant Stock or Other Securities may not be sold, transferred, pledged, hypothecated or otherwise disposed of except as follows: (a) to a person who, in the opinion of counsel to the Company, is a person to whom this Warrant or the Warrant Stock or Other Securities may legally be transferred without registration and without the delivery of a current prospectus under the Securities Act with respect thereto and then only against receipt of an agreement of such person to comply with the provisions of this Section 9 with respect to any resale or other disposition of such securities; or (b) to any person upon delivery of a prospectus then meeting the requirements of the Securities Act relating to such securities and the offering thereof for such sale or disposition, and thereafter to all successive assignees.

10.         Legend. Unless the shares of Warrant Stock or Other Securities have been registered under the Securities Act, upon exercise of any of the Warrants and the issuance of any of the shares of Warrant Stock, all certificates representing shares shall bear on the face thereof a legend substantially in the form of the legend on this Warrant or such other legend as the Company and its counsel may require.

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11.         Notices. All notices required hereunder shall be in writing and shall be deemed given when telegraphed, delivered personally or within two days after mailing when mailed by certified or registered mail, return receipt requested, to the Company or the Holder, as the case may be, for whom such notice is intended, if to the Holder, at the address of such party shown on the books of the Company, or if to the Company, at the address set forth on the signature page hereof, Attn: President, or at such other address of which the Company or the Holder has been advised by notice hereunder.

12.         Applicable Law. The Warrant is issued under and shall for all purposes be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflict of laws provisions of such State.

[SIGNATURES ON THE FOLLOWING PAGE]

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IN WITNESS WHEREOF, the Company has caused this Warrant to be signed on its behalf, in its corporate name, by its duly authorized officer, all as of the day and year first above written.

xG TECHNOLOGY, INC.

By:
Name:
Title:

Address:	240 S Pineapple Ave, Suite 701
Sarasota, FL 34236

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WARRANT EXERCISE FORM

The undersigned hereby irrevocably elects to (i) exercise the within Warrant to purchase __________ Shares of the Company pursuant to the provisions of Section 1 of the attached Warrant, and hereby makes payment of $__________ in payment therefor, or (ii) exercise this Warrant for the purchase of _______ Shares, pursuant to the provisions of Section 2 of the attached Warrant. The undersigned’s execution of this form constitutes the undersigned’s agreement to all the terms of the Warrant and to comply therewith.

Signature
Print Name:

Signature, if jointly held
Print Name:

Date

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ASSIGNMENT FORM

FOR VALUE RECEIVED_____________________________ (“Assignor”) hereby sells, assigns and transfers unto _______________________________ (“Assignee”) all of Assignor’s right, title and interest in, to and under Warrant No. W-____ issued by xG TECHNOLOGY, INC., dated ______________. This Assignment complies with all terms of the Warrant.

DATED:	ASSIGNOR:

Signature
Print Name:

Signature, if jointly held
Print Name:

Assignee:

The undersigned agrees to all of the terms of the Warrant and to comply therewith.

Signature
Print Name:

Signature, if jointly held
Print Name:

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EXHIBIT D

Expected Use of Proceeds

The net proceeds of this Offering are expected to be used primarily for general corporate purposes, including working capital, product development, marketing activities, building an internal sales organization and developing sales channels, funding the set-up of contract manufacturing production lines and other capital expenditures.

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EXHIBIT E

Subscriber Questionnaire

Subscriber Questionnaire

for

Subscription in xG Technology, Inc. (the “Company”)

Please Print or Type and Complete Fully

PARTI	GENERAL INFORMATION

1.	Name of Subscriber:

2.	Social Security No.:

3.	Type of Ownership (check appropriate box):

☐	Individual	☐	Trust	☐	Limited Liability Company

☐	Tenant in Common[1]	☐	Corporation	☐	Other:_________________

☐	Joint Tenant with	☐	Partnership
Rights of Survivorship[2]

4.	Address for Notice:

Tel.:	Fax:	Email:

5.	Address of Primary Residence or Primary Place of Business (POST OFFICE BOXES AND OTHER ADDRESSES CANNOT BE ACCEPTED):

6.	State of Incorporation/ Formation (if applicable):

7	Social Security Number/ Tax Identification Number:

8.	Subscriber (check one) ☐ is// ☐ is not a “U.S. Person” as such term is defined in Regulation S promulgated under the Securities Act.

1 Each Tenant in Common must sign and complete the entire Subscriber Questionnaire and each other Subscription Document

2 Each Joint Tenant must sign and complete the entire Subscriber Questionnaire and each other Subscription Document

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PART II	INVESTOR KNOWLEDGE AND EXPERIENCE

1.	Do you have sufficient knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks associated with investing in the Company?

Yes _____ No _____

2.	If the answer to question 1 is NO, please name the investment advisor, if any, with whom you have reviewed the merits and risks of this offering. The investment adviser named below must act as your Purchaser Representative (as defined in Regulation D) and must complete a Purchaser Representative Questionnaire which may be obtained upon request from the Company. No representative of the Company may be your Purchaser Representative.

Name:

Firm:

Address:

Telephone Number: ( )

3.	Do you understand the nature of an investment in the Company and the risks associated with such an investment?

Yes _____ No _____

4.	Do you understand that there is no guarantee of any financial return on this investment and that you run the risk of losing your entire investment?

Yes _____ No _____

5.	Are you purchasing these securities for investment and not with the intent to resell them?

Yes _____ No _____

6.	You have the right, will be afforded an opportunity, and are encouraged to investigate the Company and review relevant records and documents pertaining to the Company and its proposed business and operations and to ask questions of a qualified representative of the Company regarding this investment and the operations and method of doing business of the Company.

Have you or your Purchaser Representative, if any, received an adequate response to such questions or requests, if any?

Yes _____ No _____

SUBSCRIBERS WHO ARE INDIVIDUALS, JOINT TENANTS, TENANTS IN COMMON OR REVOCABLE GRANTOR TRUSTS SHOULD COMPLETE PARTS III-IV. ALL OTHER SUBSCRIBERS SHOULD COMPLETE PARTS V-VIII.

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PART III	ACCREDITED INVESTOR STATUS: INDIVIDUALS

The undersigned hereby acknowledges that the representations contained in this Part III are made for the purpose of qualifying the Subscriber as an “accredited investor” as that term is defined in Regulation D. The Subscriber hereby represents that the statement or statements initialed or checked below are true and correct in all respects. The Subscriber understands that a false representation may constitute a violation of law and that any person, including the Company or its officers or directors, who suffers damages as a result of a false representation may have a claim against me for damages.

Subscriber hereby represents and warrants that it is an Accredited Investor because:

7.	______ Subscriber is a natural person or revocable grantor trust whose net worth, or joint net worth with my spouse, exceeds $1,000,000. For purposes of this Investor Questionnaire, “net worth” means the excess of total assets at fair market value, excluding your primary residence, over total liabilities;

8.	______ Subscriber is a natural person, or revocable grantor trust, who had an individual income in excess of $200,000 in each of the two most recent years and who reasonably expects to have an individual income in excess of $200,000 in the current year, or who had a joint income in excess of $300,000 in each of the two most recent years and who reasonably expects to have a joint income in excess of $300,000 in the current year; or

9.	_______ Subscriber is a director, executive officer, or general partner of the Company.

PART IV	INVESTMENT ADVISERS ACT MATTERS: Individuals

The Subscriber acknowledges that the representations contained in this Part IV are made for the purpose of qualifying the Subscriber as a “qualified client” under the Investment Advisers Act.

10.	______ Subscriber has a net worth in excess of $1,500,000 (including assets held jointly with such person’s spouse); or

11.	______ Subscriber is making a commitment to the Company of at least $750,000.

PART V	ACCREDITED INVESTOR STATUS: ENTITIES

The Subscriber hereby acknowledges that the representations contained in this Part V are made for the purpose of qualifying the Subscriber as an “accredited investor” as that term is defined in Regulation D. The Subscriber hereby represents that the statement or statements initialed or checked below are true and correct in all respects. The Subscriber understands that a false representation may constitute a violation of law and that any person, including the Company or its officers or directors, who suffers damages as a result of a false representation may have a claim against me for damages.

Subscriber hereby represents and warrants that it is an Accredited Investor because Subscriber is one of the following:

12.	______ a private business development company as defined in section 202(a)(22) of the Investment Advisers Act;

13.	______ a corporation, limited liability company or partnership, an organization described in section 501(c)(3) of the Internal Revenue Code, a Massachusetts or similar business trust, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

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14.	______ a bank, as defined in Section 3(a)(2) of the Securities Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act;

15.	______ a broker or dealer registered pursuant to Section 15 of the United States Securities Exchange Act of 1934, as amended;

16.	______ an insurance company, as defined in Section 2(a)(13) of the Securities Act;

17.	______ an investment company registered under the United States Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder;

18.	______ a business development company, as defined in Section 2(a)(48) of the Investment Company Act;

19.	______ a Small Business Investment Company licensed by the United States Small Business Administration under Section 301(c) or (d) of the United States Small Business Investment Act of 1958, as amended;

20.	______ a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, with total assets in excess of $5,000,000;

21.	______ an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 (“ERISA”) whose investment decisions are made by a plan fiduciary, as such term is defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or has total assets in excess of $5,000,000 or, is a self-directed plan, with investment decisions made solely by persons that are accredited investors;

22.	______ a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring Shares of the Company, whose purchase of the Shares offered is directed by a person with such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in such Shares; or

23.	______ an entity in which all of the equity owners are accredited investors.[3]

3 If Subscriber is an accredited investor solely for the reason described in this subsection (12), please have a Subscription Questionnaire completed for each equity holder of Subscriber.

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PART VI	INVESTMENT COMPANY ACT MATTERS: ENTITIES

24.	Subscriber is one of the following:

(a)	______ an “investment company,” as defined in Section 3 of the Investment Company Act of 1940, registered or required to be registered under the Investment Company Act; or

(b)	______ a “business development company,” as defined in Section 2(a)(48) of the Investment Company Act; or

25.	_____ Subscriber would be an “investment company” as defined in Section 3(a) of the Investment Company Act if it were not exempt from such definition due to Section 3(a)(1) or Section 3(c)(7) of the Investment Company Act;

26.	_____ Subscriber is not an “investment company” and would not be an “investment company” if it were not exempt from such definition due to Section 3(a)(1) or Section 3(c)(7) of the Investment Company Act.

27.	If Subscriber checked (1) or (2) above, then the number of direct or indirect beneficial owners of Subscriber’s securities as interpreted under the Investment Company Act (other than short-term paper, as such term is interpreted under the Investment Company Act) is ___________________.

28.	Please check each of the following that are true:

(a)	_____ Subscriber was not formed or reformed (as interpreted under the Investment Company Act) for the purpose of acquiring Shares in the Company.

(b)	_____ Subscriber’s commitment to the Company is less than 40% of Subscriber’s assets (including committed capital).

(c)	_____ The Subscriber has made investments prior to the date hereof or intends to make investments in the near future and each beneficial owner of interests in the Subscriber has shared and will share in the same proportion in each such investment

(d)	_____ The governing documents of the Subscriber require that each beneficial owner of the Subscriber, including, but not limited to, shareholders, partners and beneficiaries, participate through his, her or its interest in Subscriber in all of Subscriber’s investments and that the profits and losses from each such investment are shared among such beneficial owners in the same proportions as all other investments of the Subscriber. No such beneficial owner may vary his, her or its share of the profits and losses or the amount of his, her or its contribution for any investment made by the Subscribers.

(e)	_____ The Subscriber is not managed as a device for facilitating individual investment decisions of its beneficial owners, but rather is managed as a collective investment vehicle (e.g. no beneficial owner of the Subscriber has the right to “opt out” of an investment or has individual discretion over the amount of his, her or its investment).

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PART VII	INVESTMENT ADVISERS ACT MATTERS: ENTITIES

The Subscriber acknowledges that the representations contained in this Part VII are made for the purpose of qualifying the Subscriber as a “qualified client” under the Investment Advisers Act.

29.

_____ Subscriber is an entity which is registered as an “investment company” under the Investment Company Act, or which would be an “investment company” as defined in Section 3(a) of the Investment Company Act if it were not exempt from such definition due to Section 3(a)(1) of the Investment Company Act;[4]

30.	_____ Subscriber is a “business development company” as defined in Section 202(a)(22) of the Investment Advisers Act;[5]

31.	_____ Subscriber has a net worth in excess of $1,500,000;

32.	_____ Subscriber is a “qualified purchaser” as defined in Section 2(a)(51)(A) of the Investment Company Act; or

33.	_____ Subscriber is making a commitment to the Company of at least $750,000.

PART VIII	MISCELLANEOUS MATTERS: ENTITIES

34.	Benefit Plan Matters: Subscriber hereby notifies the Company that the following statements are true:

(a)	_____ Subscriber is not a benefit plan investor;

(b)	_____ Subscriber is an employee benefit plan, individual retirement account that is subject to the provisions of Title I of ERISA

(c)	______ Subscriber is an individual retirement account or annuity or other plan that is subject to Section 4975 of the Internal Revenue Code of 1986, as amended (an “IRA”)

(d)	______Subscriber is an insurance company general account, _________% of whose underlying assets are deemed under ERISA and applicable regulations to include “plan assets” of one or more “employee benefit plans” subject to ERISA;

(e)	______ Subscriber is an entity, account or other pooled investment fund, such as a fund of funds or group trust, _________% of whose underlying assets are deemed under the United States Department of Labor regulations at §2510.3-101 et seq., as amended by Section 3(42) of ERISA (the “Plan Asset Regulation”), to include “plan assets” of any “employee benefit plan” subject to ERISA or IRA;

(f)

______ Subscriber is an entity, account or other pooled investment fund, such as a fund of funds or group trust, that may now or in the future have equity investors, partners, members, beneficiaries, or other beneficial owners that are “employee benefit plans” subject to ERISA or IRA’s and whose underlying assets are not currently deemed under the Plan Asset Regulation to include “plan assets” of any “employee benefit plan” subject to ERISA or IRA because investment by “employee benefit plans” is not “significant” (currently defined as 25% or more of any class of the vehicles equity interests disregarding interests held by fund managers or their affiliates) or the Subscriber complies with another applicable exception under the Plan Asset Regulation;[6]

4 If Subscriber is a qualified client solely for the reason set forth in subsection (1) additional information may be required.

5 If Subscriber is a qualified client solely for the reason set forth in subsection (2) additional information may be required.

6 If Subscriber checked this subsection (f), additional information may be required.

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(g)	______ Subscriber is a governmental plan as defined in Section 3(32) of ERISA; or

(h)	______ Subscriber is a non-U.S. employee benefit plan or other retirement account.

35.	Notifications. Subscriber hereby notifies the Company that it is one of the following:

(a)	_____ Exempt from U.S. income taxes;

(b)	_____ Not a United States person under §7701(a)(30) of the United States Internal Revenue Code of 1986, as amended; or

(c)	_____ None of the above.

[SIGNATURES ON THE FOLLOWING PAGE]

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IN WITNESS WHEREOF, the Subscriber has executed this Subscriber Questionnaire on the date set forth below.

Dated:

Signature Block for Individuals:

Signature:

Printed Name:

Second Signature for Joint Tenant/ Tenant in Common, if applicable:

Signature:

Printed Name:

Signature Block for Entities:

Subscriber’s Name:

Signature:

Printed Name:

Title:

Second Signature, if required by Subscriber’s Organizational Documents:

Signature:

Printed Name:

Title:

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EXHIBIT F

xG Technology, Inc. 2011 Annual Report

F-1